UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN
PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement
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☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Oriental Financial Group Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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Dear Shareholder:
     You are cordially invited to attend the special meeting of shareholders (the “Special Meeting”) of Oriental Financial Group Inc., a financial holding company and corporation organized in the Commonwealth of Puerto Rico (the “Company”), which will be held at our main executive offices located at the Oriental Center, Professional Offices Park, 997 San Roberto Street, 8th Floor, San Juan, Puerto Rico, on Wednesday, June 30, 2010. The Special Meeting will begin promptly at 9:00 a.m. (EST).
     The specific proposal being submitted to shareholders at the Special Meeting relates to our Mandatorily Convertible Non-Cumulative Non-Voting Perpetual Preferred Stock, Series C (“Series C Preferred Stock”) which we sold in April 2010 for $200 million to a limited number of investors who qualified as “accredited investors” under the Securities Act of 1933, as amended. In order to comply with the New York Stock Exchange requirements, at the Special Meeting, shareholders will be asked to consider and vote on a proposal to approve the issuance of additional shares of our common stock which would be issued upon conversion of the Series C Preferred Stock. If shareholder approval is not obtained by September 15, 2010, then the Company is subject to certain significant penalties. Shareholders will also be asked to consider and vote on a proposal to approve the adjournment or postponement of the Special Meeting to a later date, if necessary, to solicit additional proxies. These matters are described more fully in the accompanying proxy statement, which you are urged to read thoroughly.
     Your Board of Directors recommends a vote “FOR” the proposals.
     A special meeting of shareholders is different from an annual meeting of shareholders. A special meeting is called and held for the sole purpose of taking action on the proposals brought before the meeting. At the upcoming meeting, therefore, the shareholders will be asked to vote upon the specific proposals discussed above and no general business presentation or report is planned. Also, the realities of a modern day proxy are such that almost all shareholders submit their voting instructions in advance of the meeting and as a result it is anticipated that the meeting will only last a few minutes. It is not expected that a large turn-out of management or Board members will be required.
     Details of the business to be conducted at the Special Meeting are given in the attached Notice of Special Meeting of Shareholders and the attached proxy statement.

     Whether or not you plan to attend the Special Meeting, please complete, sign, date and return the enclosed proxy card promptly in the accompanying reply envelope. If you decide to attend the Special Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the Special Meeting.
     We look forward to seeing you at the Special Meeting.

BY ORDER OF THE BOARD OF DIRECTORS
José J. Gil de Lamadrid
Chairman

June 1, 2010
San Juan, Puerto Rico

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ORIENTAL FINANCIAL GROUP INC.
Oriental Center, Professional Offices Park
997 San Roberto Street, 8th Floor
San Juan, Puerto Rico 00926
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
Special Meeting Date: June 30, 2010
     Notice is hereby given that a special meeting (the “Special Meeting”) of shareholders of Oriental Financial Group Inc, a financial holding company and corporation organized in the Commonwealth of Puerto Rico (the “Company”), is scheduled to be held at Oriental Center, Professional Offices Park, 997 San Roberto Street, 8th Floor, San Juan, Puerto Rico, commencing at 9:00 a.m. (EST) on Wednesday, June 30, 2010, to consider and vote upon the following matters described in this notice and the accompanying proxy statement:
1.	to approve, for purposes of the rules of the New York Stock Exchange, the issuance of the shares of the Company’s common stock, par value $1.00 per share (the “Common Stock”) issuable upon conversion of the Company’s Mandatorily Convertible Non-Cumulative Non-Voting Perpetual Preferred Stock, Series C (the “Series C Preferred Stock”) that equals or exceeds 20% of the voting power or the number of shares of the Company’s Common Stock outstanding before the issuance of the Series C Preferred Stock; and

2.	to approve the adjournment or postponement of the Special Meeting to a later date or dates, if necessary, to solicit additional proxies if there are insufficient proxies given prior to the time of the Special Meeting to constitute a quorum for purpose of the Special Meeting or to solicit additional proxies in favor of the approval of Proposal No. 1.
     These matters are described more fully in the accompanying proxy statement, which you are urged to read thoroughly. Our Board of Directors recommends a vote “FOR” each of Proposals No. 1 and No. 2.
     The Board of Directors has fixed the close of business on May 24, 2010 as the record date for determination of shareholders entitled to receive notice of and to vote at the Special Meeting or any adjournment or postponement thereof, and only record holders of Common Stock at the close of business on that day will be entitled to vote. On the record date, 33,044,483 shares of the Company’s Common Stock were issued and outstanding. In order to constitute a quorum for the conduct of business at the Special Meeting, it is necessary that holders of a majority of all outstanding shares of the Company’s Common Stock be present in person or represented by proxy.
     TO ASSURE REPRESENTATION AT THE SPECIAL MEETING, SHAREHOLDERS ARE URGED TO RETURN A PROXY AS PROMPTLY AS POSSIBLE EITHER BY VOTING THROUGH THE INTERNET OR TELEPHONE OR BY SIGNING, DATING, AND

RETURNING A PROXY CARD IN ACCORDANCE WITH THE ENCLOSED INSTRUCTIONS. ANY SHAREHOLDER ATTENDING THE SPECIAL MEETING MAY VOTE IN PERSON EVEN IF HE OR SHE PREVIOUSLY RETURNED A PROXY.

By order of the Board of Directors,
Carlos O. Souffront
Corporate Secretary

San Juan, Puerto Rico
June 1, 2010
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to Be Held
on Wednesday, June 30, 2010. Our proxy statement and proxy card for the Special Meeting of
Shareholders are available at https://materials.proxyvote.com/68618w.

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Appendix A —	Certificate of Designations for the Mandatorily Convertible Non-Cumulative Non-Voting Perpetual Preferred Stock, Series C, par value $1.00 per share.

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ORIENTAL FINANCIAL GROUP INC.
Oriental Center, Professional Offices Park
997 San Roberto Street, 8th Floor
San Juan, Puerto Rico 00926

PROXY STATEMENT
FOR THE SPECIAL MEETING OF SHAREHOLDERS
To be held on June 30, 2010

GENERAL INFORMATION
Date, Time & Place
     This proxy statement is furnished in connection with the solicitation by the Board of Directors (the “Board of Directors”) of Oriental Financial Group Inc. (the “Company”), a financial holding company and corporation organized in the Commonwealth of Puerto Rico, of proxies to be voted at the special meeting of shareholders (the “Special Meeting”) to be held on Wednesday, June 30, 2010 at 9:00 a.m. (EST), at our main executive offices located at Oriental Center, Professional Offices Park, 997 San Roberto Street, 8th Floor, San Juan, Puerto Rico, and at any adjournment or postponement thereof. This proxy statement and the enclosed proxy card and other enclosures are first being mailed to shareholders on or about June 1, 2010. Oriental Financial Group Inc. is sometimes hereinafter referred to as “we,” “us” or the “Company.”
Record Date
     Only shareholders of record on May 24, 2010 (the “Record Date”) are entitled to receive notice of and to vote at the Special Meeting or any adjournment or postponement thereof, and only record holders of common stock, par value $1.00 per share (the “Common Stock”), at the close of business on the Record Date will be entitled to vote.
Purpose of the Special Meeting
     The matters to be considered and voted upon at the Special Meeting will be:
1.	To approve, for purposes of the rules of the New York Stock Exchange (the “NYSE”), the issuance of the shares of the Common Stock issuable upon conversion of the Company’s Mandatorily Convertible Non-Cumulative Non-Voting Perpetual Preferred Stock, Series C (the “Series C Preferred Stock”) that equals or exceeds 20% of the voting power or the number of shares of the Company’s Common Stock outstanding before the issuance of the Series C Preferred Stock; and

2.	To approve the adjournment or postponement of the Special Meeting to a later date or dates, if necessary, to solicit additional proxies if there are insufficient proxies given prior to the time of the Special Meeting to constitute a quorum for purpose of the Special Meeting or to solicit additional proxies in favor of the approval of Proposal No. 1.
     The Company’s Board of Directors recommends a vote “FOR” Proposal No. 1. The Company’s Board of Directors also recommends that you vote “FOR” Proposal No. 2 if necessary to solicit additional proxies.

INFORMATION ABOUT THE SPECIAL MEETING AND VOTING
Who is entitled to vote?
     Each holder of Common Stock is entitled to one vote, in person or by proxy, for each share of Common Stock standing in his or her name on our books as of the Record Date on any matter submitted to the shareholders.
What am I being asked to vote on at the Special Meeting?
     You will be asked to vote upon:
1.	A proposal to approve, for purposes of the rules of the NYSE, the issuance of the shares of Common Stock issuable upon conversion of the Series C Preferred Stock that equals or exceeds 20% of the voting power or the number of shares of Common Stock outstanding before the issuance of the Series C Preferred Stock; and.

2.	A proposal to approve the adjournment or postponement of the Special Meeting to a later date or dates, if necessary, to solicit additional proxies if there are insufficient proxies given prior to the time of the Special Meeting to constitute a quorum for purpose of the Special Meeting or to solicit additional proxies in favor of the approval of Proposal No. 1.
What vote is necessary to approve Proposal No. 1 and Proposal No. 2?
     The rules of the NYSE require that Proposal No. 1 be approved by our shareholders representing a majority of the votes cast on the proposal (provided that the total votes cast on the proposal represents over 50% of the outstanding shares of our common stock entitled to vote on Proposal No. 1).
     Proposal No. 2 must receive the affirmative vote of the majority of shares present in person or by proxy at the Special Meeting and entitled to vote in order to be approved.
How does the Board of Directors recommend that I vote?
     The Board of Directors unanimously recommends that shareholders vote “FOR” the issuance of shares of Common Stock upon the conversion of our recently issued 200,000 shares of Series C Preferred Stock. The Board of Directors also recommends that you vote “FOR” any adjournment or postponement of the Special Meeting if necessary to solicit additional proxies.
How many shares must be represented at the Special Meeting to constitute a quorum?
     The holders of a majority of the outstanding shares of Common Stock entitled to vote at the Special Meeting, present in person or by proxy, constitute a quorum. There must be a quorum for the Special Meeting to be held. Your shares will be counted for purposes of determining if there is a quorum, whether representing votes “FOR,” “AGAINST” or “ABSTAINED,” if you either (i) are present and vote in person at the Special Meeting, or (ii)

have submitted a proxy on the Internet, by telephone or by properly submitting a proxy card or voting instruction form by mail.
Who is paying the cost of solicitation of proxies?
     This solicitation of proxies is made on behalf of our Board of Directors and we will bear the costs of solicitation. The expense of preparing, assembling, printing and mailing this proxy statement and the materials used in this solicitation of proxies also will be borne by us. It is contemplated that proxies will be solicited principally through the mail, but our directors, officers and employees may solicit proxies personally or by telephone. Upon request, we will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for distributing these proxy materials to our shareholders. We have retained Georgeson Inc. to assist in the solicitation of proxies at a cost of approximately $12,500.
What is the difference between a holder of record and a beneficial owner of shares held in street name?
     Holder of Record. If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, you are considered the holder (or shareholder) of record with respect to those shares. As a holder of record, you should have received this proxy statement and a proxy card directly from us.
     Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization acting as a nominee, then you are considered the beneficial owner of shares held in “street name”. The organization holding your account is considered the holder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct that organization on how to vote the shares held in your account. Accordingly, you should have received this proxy statement and a voting instruction form from that organization.
How can I vote?
     Holders of Record. If you are a holder of record, you may vote either in person at the Special Meeting, via the Internet (by following the instructions provided on the proxy card), by telephone (by calling the toll free number found on the proxy card), or by mail (by filling out the proxy card and returning it in the envelope provided).
     Beneficial Owner of Shares Held in Street Name. If you hold your shares in “street name”, you should receive a voting instruction form from your brokerage firm, bank, broker-dealer or other similar organization acting as a nominee asking you how you want to vote your shares. If you do not, you should contact your brokerage firm, bank, broker-dealer or other similar organization acting as a nominee and obtain a voting instruction form from them. If you plan to attend the Special Meeting and vote your shares in person, you must contact your brokerage firm, bank, broker-dealer or other similar organization acting as a nominee in whose name your shares are registered to obtain a broker’s proxy issued in your name and bring it to the Special Meeting in order to vote.

Why are we seeking shareholder approval of Proposal No. 1?
     On April 30, 2010, we raised $200 million in a private placement issuance of 200,000 shares of our newly authorized Series C Preferred Stock to certain accredited investors (collectively, the “Investors”). The purpose of the private placement issuance was to bolster our capital in connection with an acquisition by our wholly-owned commercial bank subsidiary, Oriental Bank and Trust (“Oriental Bank”), of all of the retail deposits, certain assets and substantially all of the operations of Eurobank, a Puerto Rico commercial bank (“Eurobank”), from the Federal Deposit Insurance Corporation (the “FDIC”), as receiver for Eurobank.
     Our Common Stock is listed on the NYSE, and, as a result, we are subject to the NYSE rules. NYSE Rule 312.03 requires shareholder approval prior to the issuance of common stock in any transaction or series of related transactions if (1) the common stock has, or will have upon issuance, voting power equal to or in excess of 20% of the voting power outstanding before the issuance of such stock or of securities convertible into or exercisable for common stock; or (2) the number of shares of common stock to be issued is, or will be upon issuance, equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the common stock or of securities convertible into or exercisable for common stock.
     You are being asked to approve the issuance of up to 13,320,000 shares of our Common Stock upon conversion of the Series C Preferred Stock, because the Common Stock issuable upon conversion of the Series C Preferred Stock issuance, will exceed 20% of the number of shares of Common Stock outstanding before the issuance of the Series C Preferred Stock.
Can I change or revoke my vote after I voted?
     Holders of Record. If you are a holder of record, you may change or revoke your vote at any time before it is counted at the Special Meeting by:
•	notifying our Secretary in writing that you wish to revoke your proxy at the following address: Oriental Financial Group Inc., P.O. Box 195115, San Juan, Puerto Rico 00919-5115;

•	attending the Special Meeting and voting in person; or

•	submitting a duly executed proxy card bearing a later date.
     Attending the Special Meeting, by itself, will not automatically revoke your prior proxy. You must comply with one of the methods indicated above in order to revoke your proxy.
     Beneficial Owner of Shares Held in Street Name. If you hold your shares in “street name,” please refer to the information in the materials provided by your brokerage firm, bank, broker-dealer or other similar organization acting as a nominee for an explanation of how to change or revoke your vote and of the effect of not indicating a vote.

What happens if I do not give specific voting instructions?
     Holders of Record. If you are a holder of record and you sign and return a proxy card without giving specific instructions, then the proxy holders will vote your shares in the manner recommended by the Board of Directors on all matters presented in this proxy statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Special Meeting.
     Beneficial Owner of Shares Held in Street Name. If you are a beneficial owner of shares held in “street name” and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters but cannot vote on non-routine matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote”.
     We believe each of the Proposals will be considered non-routine under the rules of the NYSE (which apply to brokers), and, therefore, there may be broker non-votes on each of the Proposals.
How are broker non-votes treated?
     Broker non-votes are counted for purposes of determining whether a quorum is present. For the purpose of determining whether the shareholders have approved Proposal No. 1, broker non-votes can have the effect of a vote against the proposal if such broker non-vote results in the total number of votes cast on the proposal not representing over 50% of the outstanding shares of our Common Stock entitled to vote on the proposal. Broker non-votes will not have an effect on the outcome of Proposal No. 2.
How are abstentions treated?
     Abstentions are counted for purposes of determining whether a quorum is present, and an abstention will have the same effect as a vote against the Proposals.
How will voting on any other business be conducted?
     We do not know of any other business to be conducted at the Special Meeting. For holders of record, if any other business is presented at the Special Meeting, any of the persons named on the proxy card as your designated proxies may vote on that matter in his or her discretion. If you hold your shares in “street name”, please see the materials provided by your brokerage firm, bank, broker-dealer or other similar organization acting as a nominee for an explanation of how your shares will be voted on any other business. Any such matter must receive the affirmative vote of the majority of shares present in person or by proxy at the Special Meeting and entitled to vote in order to be approved (or any higher vote required by our Bylaws or the General Corporation Law of the Commonwealth of Puerto Rico) in order to be approved.

Can I attend the Special Meeting and vote in person?
     Any shareholder entitled to vote at the Special Meeting may attend the Special Meeting and vote in person. If you hold shares in “street name” and would like to attend the Special Meeting and vote in person, you must contact your brokerage firm, bank, broker-dealer or other similar organization acting as a nominee in whose name your shares are registered to obtain a broker’s proxy issued in your name and bring it to the Special Meeting in order to vote.
How can I obtain directions to attend the Special Meeting?
     If you need directions to be able to attend the Special Meeting and vote in person, please visit our website at www.orientalfg.com or contact Anreder & Company, our investor relations firm, at (212) 532-3232 or (800) 421-1003; email: ofg@anreder.com.
Who can help answer my questions?
     If you have questions about voting or the proposals described in this proxy statement, please call Georgeson Inc., our proxy solicitor, toll-free at (866) 695-6074.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
     This proxy statement contains or incorporates statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language, such as “will likely result,” “may,” “are expected to,” “is anticipated,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases, such as “believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs, such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including, but not limited to, those described in the documents incorporated by reference, including statements made in our most recent Annual Report on Form 10-K, as updated by our subsequently filed Quarterly Report on Form 10-Q and our Current Reports on Form 8-K. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us.
     There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to:
•	our ability to integrate Eurobank and to achieve expected synergies, operating efficiencies or other benefits within expected time frames, or at all, or within expected cost projections;

•	our ability to integrate and retain depositors and borrowers of Eurobank;

•	our ability to manage the loan portfolio acquired from Eurobank within the limits of the loss protection provided by the FDIC;

•	changes in our borrowers’ performance on loans;

•	changes in the commercial and consumer real estate markets;

•	changes in our costs of operation, compliance and expansion;

•	local, regional and national economic conditions;

•	substantial changes in levels of market interest rates, credit and other risks of lending; and

•	investment activities, competitive, and regulatory factors, legislative changes and accounting pronouncements.
     We do not undertake, and specifically disclaim, any obligation to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements. You should refer to our periodic and current reports filed with the Securities and Exchange Commission (the “SEC”) for further information on other factors that could cause actual results to be significantly different from those expressed or implied by these forward-looking statement.

PROPOSAL NO. 1: APPROVAL OF THE ISSUANCE OF SHARES OF COMMON
STOCK UPON CONVERSION OF THE SERIES C PREFERRED STOCK
     Proposal No. 1 contemplates the issuance of 13,320,000 shares of our Common Stock based on a conversion price of $15.015 per share (subject to certain anti-dilution adjustments) upon conversion of the 200,000 shares of Series C Preferred Stock.
Background of the Private Placement
     Over a period of several weeks beginning in April 2010, our Board of Directors and management determined that it would be prudent to seek substantial additional capital in order to provide us with financial flexibility to address any desirable acquisition opportunities, to continue investing in our core businesses and to maintain our capital ratios above previous target levels. Our Board of Directors also concluded that, in light of a variety of factors, including the speed with which FDIC assisted acquisitions are completed, capital markets volatility and general economic uncertainties, it was important that any process to raise additional capital be executed promptly and with a high degree of certainty of completion.
     In contemplation of the foregoing and, in particular, our intention to bid for certain assets and liabilities of Eurobank from the FDIC, as receiver for Eurobank, our Board of Directors and management, with the assistance of our financial and legal advisors, explored a variety of capital raising options over a several week period. Ultimately, our Board of Directors determined that a private placement issuance to a limited number of accredited investors of a newly authorized series of our preferred stock was the most effective and efficient means to address our capital needs with respect to the acquisition in a timely manner and was in the best interests of the Company and our shareholders. A public offering was deemed to be impractical, because, among other reasons, pursuant to the confidentiality agreements entered into with the FDIC, this potential pending material transaction could not have been discussed as part of a public offering. Because of the requirements of the NYSE rule described above, it was necessary to structure the private placement in the form of convertible preferred stock until we could obtain the necessary shareholder approvals to issue Common Stock in exchange for the Series C Preferred Stock.
     On April 30, 2010, we issued and sold 200,000 shares of our newly authorized Series C Preferred Stock at a purchase price and liquidation preference of $1,000 per share. We raised $200 million in the private placement. We paid a fee of $10 million to our financial advisor which acted as placement agent in the private placement. Following the receipt of shareholder and, if applicable, regulatory approval (as described in more detail below), each share of the Series C Preferred Stock will automatically convert into shares of our Common Stock at an initial conversion price of $15.015 per share, subject to customary anti-dilution adjustments.
     The private placement issuance was exempt from the registration requirement of the Securities Act pursuant to Section 4(2) and Rule 506 of Regulation D promulgated thereunder.
     Our Board of Directors recommends that shareholders vote “FOR” Proposal No. 1 so that the Series C Preferred Stock will convert automatically into shares of Common Stock, thereby strengthening our common equity base as planned.

Eurobank Acquisition
     On April 30, 2010, our commercial bank subsidiary, Oriental Bank, acquired all of the retail deposits and substantially all of the assets and operations of Eurobank from the FDIC, as receiver for Eurobank. The acquisition was made pursuant to a Purchase and Assumption Agreement —Whole Bank, All Deposits, dated as of April 30, 2010 (the “P&A Agreement), by and between Oriental Bank and the FDIC.
     Under the P&A Agreement, Oriental Bank assumed approximately $785 million in retail deposits, paying a premium of 1.25% on approximately $400 million in core retail deposits, and acquired approximately $1.7 billion of assets (including an approximately $1.58 billion portfolio of single-family residential and commercial loans) at a discount of 13.8%. These loans are subject to a loss sharing arrangement pursuant to which the FDIC will bear 80% of qualifying losses, beginning with the first dollar amount of qualifying losses.
     In consideration for the excess assets acquired over liabilities assumed (taking into account the deposit premium and asset discount described above), Oriental Bank paid $100 million in cash to the FDIC and issued to the FDIC a secured promissory note (the “Note”) in the amount of $715,536,000, which is fully recourse to Oriental Bank. The Note is secured by the loans acquired from Eurobank under the P&A Agreement and all proceeds derived from such loans. The aggregate outstanding principal amount of the Note is due and payable one year from its issuance date, or such earlier date as such amount may become due and payable pursuant to the terms of the Note. Oriental Bank may extend the Note’s maturity date for up to four additional one-year periods, subject to the notice requirements set forth therein. Oriental Bank must pay interest in arrears on the Note at the Note Interest Rate (defined below) on the twenty-fifth day of each month or, if such day is not a business day, the next succeeding day that is a business day, commencing June 25, 2010, on the aggregate principal amount of the Note outstanding from time to time. Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months. Borrowings under the Note bear interest at an annual rate of 0.881%, and with respect to any renewal period, at an annual rate equal to the sum of (a) 0.50% plus (b) the rate, determined by the FDIC on the business day immediately preceding the commencement of such renewal period, equal to the rate on United States Treasury Bills with a maturity of one year (the “Note Interest Rate”). Should Oriental Bank fail to pay any interest as and when due under the Note, such interest will accrue interest at the Note Interest Rate plus 2.00% per annum.
     Payments with respect to the Note will be made by Citibank, N.A., as paying agent on behalf of Oriental Bank, from a newly-created custodial account into which payments on the acquired loans, including loss sharing payments, will be deposited. The Note may be voluntarily prepaid, in whole or in part, without penalty (subject to the notice requirements set forth therein) and is subject to mandatory prepayment. Upon the occurrence of an event of default, the collateral agent may declare the Note immediately due and payable, provided that with respect to an event of default resulting from the occurrence of certain insolvency events, the Note will automatically become immediately due and payable without further act of the collateral agent or the holder of the Note. Events of default include a change of control, the occurrence of an insolvency event, a material adverse change in the financial conditions or operations of Oriental Bank, a default on any payment due under the Note and a breach of representations, warranties or other covenants, each as set forth in the Security Agreement, dated as of April 30, 2010, by and between Oriental Bank and the FDIC, as initial holder of the Note and as collateral agent.
     In addition, as part of the consideration for the acquisition, we issued to the FDIC a value appreciation instrument (“VAI”). Under the terms of the VAI, the FDIC has the opportunity to obtain a cash payment equal to the product of (a) 334,000 and (b) the amount by which the average of the volume weighted average price of the our Common Stock for each of the two NYSE trading days immediately prior to the exercise of the VAI exceeds $14.95. The VAI is exercisable by the FDIC, in whole or in part, from and including May 7, 2010 through and including July 6, 2010.
     In connection with the acquisition, Oriental Bank entered into loss sharing agreements with the FDIC. Pursuant to the terms of the loss sharing agreements, the FDIC’s obligation to reimburse Oriental Bank for losses with respect to assets covered by such agreements (collectively, “covered assets”) begins with the first dollar of loss incurred. On a combined basis, the FDIC will reimburse Oriental Bank for 80% of all qualifying losses with respect to covered assets. Oriental Bank will reimburse the FDIC for 80% of qualifying recoveries with respect to losses for which the FDIC reimbursed Oriental Bank. The loss sharing agreement applicable to single-family residential mortgage loans provides for FDIC loss sharing and Oriental Bank reimbursement to the FDIC to last for ten years, and the loss sharing agreement applicable to commercial and other assets provides for FDIC loss sharing and Oriental Bank reimbursement to the FDIC to last for five years, with additional recovery sharing for three years thereafter.
     The FDIC has certain rights to withhold loss sharing payments if Oriental Bank does not perform its obligations under the loss sharing agreements in accordance with their terms and to withdraw the loss share protection if certain significant transactions are effected without FDIC consent, including certain business combination transactions and sales of shares by the our shareholders, some of which may be beyond the our control.
     All of Eurobank’s 22 banking offices located in Puerto Rico have reopened as branches of Oriental Bank. The physical branch locations and leases were not immediately acquired by Oriental Bank in the acquisition. Oriental Bank has an option, exercisable for 90 days following the closing of the acquisition, to acquire at fair market value any bank premises that were owned by, or assume any leases relating to bank premises leased by, Eurobank (including ATM locations). Oriental Bank is currently reviewing the bank premises and related leases of Eurobank. In addition, Oriental Bank has an option, exercisable for 30 days following the closing of the acquisition, to elect to assume or reject any contracts that provided for the rendering of services by or to Eurobank and must perform under all such contracts for 90 days with respect to contracts pursuant to which Eurobank provided services and 30 days with respect to contracts pursuant to which services were provided to Eurobank. Oriental Bank also has an option, exercisable for 90 days following the closing of the acquisition, to accept the assignment of any leases with respect to data processing equipment held by Eurobank.
NYSE Shareholder Approval Requirement
     Because our Common Stock is listed on the NYSE, we are subject to the NYSE rules. NYSE Rule 312.03 requires shareholder approval prior to the issuance of common stock in any transaction or series of related transactions if (1) the common stock has, or will have upon issuance, voting power equal to or in excess of 20% of the voting power outstanding before the issuance of such stock or of securities convertible into or exercisable for common stock; or (2) the number of shares of common stock to be issued is, or will be upon issuance, equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the common stock or of securities convertible into or exercisable for common stock.
     The 13,320,000 shares of Common Stock issuable upon conversion of the Series C Preferred Stock will exceed 20% of the number of shares of Common Stock outstanding prior to the private placement.
Series C Preferred Stock Terms and Provisions
     The following is a summary of the material terms and provisions of the preferences, limitations, voting powers and relative rights of the Series C Preferred Stock as contained in the Certificate of Designations for the Series C Preferred Stock which has been filed with the Secretary of State of the Commonwealth of Puerto Rico. The Certificate of Designations is included as Appendix A attached to this proxy statement and is incorporated by reference herein. Shareholders are urged to carefully read the Certificate of Designations in its entirety. Although we believe this summary covers the material terms and provisions of the Series C Preferred Stock as contained in the Certificate of Designations, it may not contain all of the information that is important to you.
     Authorized Shares, Stated Value and Liquidation Preference. We have designated 200,000 shares as “Mandatorily Convertible Cumulative Non-Voting Perpetual Preferred Stock, Series C,” which have a par value of $1.00 per share and a stated value and liquidation preference of $1,000 per share.
     Mandatory Conversion. The Series C Preferred Stock of each holder will convert into shares of Common Stock on the fifth business day following the receipt of approval by the holders of our Common Stock of the conversion of the Series C Preferred Stock into Common Stock as required by the applicable NYSE rules (the “Mandatory Conversion Date”). The number of shares of Common Stock into which each share of Series C Preferred Stock is convertible is determined by dividing (i) the $1,000 per share liquidation preference, plus all accrued and unpaid dividends, by (ii) the applicable conversion price, which is initially $15.015 per share. The conversion price of the Series C Preferred Stock is subject to customary anti-dilution adjustments, including in connection with stock dividends and distributions, stock splits, subdivisions and combinations, distributions of cash, debt or assets and tender offers and exchange offers.
     Dividends. Commencing on the date on which shares of Series C Preferred Stock were first issued, holders of Series C Preferred Stock are entitled to receive, when, as and if declared by the Board of Directors or a duly authorized committee of the Board of Directors, dividends of the type and in the amounts as follows:
•	if a cash dividend is declared and paid with respect to the Common Stock, a cash dividend shall be declared and paid to the holders of Series C Preferred Stock in an amount per share of Series C Preferred Stock equal to the product of (i) the per share dividend declared and paid in respect of each share of Common Stock and (ii) the number of shares of Common Stock into which such share of Series C Preferred Stock is then convertible, assuming receipt of the shareholder approval; and
•	if shareholder approval is not obtained and the Series C Preferred Stock has not been converted into Common Stock in full by September 15, 2010, the shares of Series C Preferred Stock will remain outstanding and, for so long as such shares remain outstanding, we will be required to pay dividends on the Series C Preferred Stock semi-annually, at an annual rate equal to 14% on April 15 and September 15 of each year, commencing on April 15, 2011.
     The holders of Series C Preferred Stock are not entitled to receive any dividends on the Series C Preferred Stock if the record date for any such dividend is after the Mandatory Conversion Date. If the Mandatory Conversion Date occurs after the record date for any declared dividend on the Series C Preferred Stock but prior to the payment date of such dividend, the holder of Series C Preferred Stock is entitled to receive such dividend on the relevant payment date if such holder was the holder of record on the record date for that dividend.
     Subject to limited exceptions, if dividends payable on all outstanding shares of the Series C Preferred Stock for any dividend period have not been declared and paid or declared and funds set aside therefor, we will not be permitted to declare or pay dividends with respect to, or redeem, purchase, or acquire any of our junior securities, or redeem, purchase or acquire any parity securities.
     Ranking. The Series C Preferred Stock ranks, with respect to dividend rights and rights on liquidation, winding up and dissolution, on a parity with the Company’s (1) 7.125% Non-Cumulative Monthly Income Preferred Stock, Series A, (2) 7.0% Non-Cumulative Monthly Income Preferred Stock, Series B and (3) with each other class or series of equity securities of the Company the terms of which do not expressly provide that such class or series will rank senior or junior to the Series C Preferred Stock as to dividend rights and rights on liquidation, winding-up and dissolution of the Company. The Series C Preferred Stock ranks senior to our Common Stock, and each other class or series of our capital stock outstanding or established after the issuance of the Series C Preferred Stock, the terms of which do not expressly provide that it ranks on a parity with or senior to the Series C Preferred Stock as to dividend rights and rights on liquidation, winding-up and dissolution of the Company.
     Voting Rights. The holders of the Series C Preferred Stock will not have any voting rights other than as required by law, except that the approval of the holders of a majority of the Series C Preferred Stock, voting as a single class, will be required with respect to certain matters, including (1) charter amendments adversely affecting the rights, preferences or privileges of the Series C Preferred Stock and (2) the creation of any series of senior equity securities.
     Liquidation. In the event we voluntarily or involuntarily liquidate, dissolve or wind up, the holders of the Series C Preferred Stock will be entitled, before any distribution or payment out of our assets may be made to or set aside for the holders of any of our junior capital stock and subject to the rights of our creditors, to receive a liquidation distribution in an amount equal to the greater of (1) $1,000, plus an amount equal to any accrued but unpaid dividends, whether or not declared, thereon to and including the date of such liquidation and (2) 110% of the payment or distribution to which such holders would be entitled if the Series C Preferred Stock were converted into Common Stock immediately before such liquidation, dissolution or winding-

up, out of assets legally available for distribution to the Company’s shareholders. If our assets or the proceeds thereof available for distribution among the holders of the Series C Preferred Stock and the holders of shares of all of our other capital stock ranking pari passu with the Series C Preferred Stock is insufficient to pay in full the liquidation preference and liquidation payments on all such other parity securities, then all of the assets available, or the proceeds thereof, after payment of any senior securities, will be distributed among the holders of the Series C Preferred Stock and the holders of the parity securities ratably. A merger, consolidation or sale of all or substantially all of our property or business is not deemed to be a liquidation under the Certificate of Designations.
     Redemption. The Series C Preferred Stock is not redeemable by the holders, but may be redeemed by us after June 30, 2015 at a redemption price per share payable in cash equal to the greater of (i) 125% of the sum of (A) the liquidation preference, plus (B) all declared and unpaid dividends up to, but not including, the date fixed for redemption and (ii) 110% of (A) the number of shares of Common Stock into which a share of Series C Preferred Stock would be convertible on trading day immediately prior to the date fixed for redemption (assuming receipt of shareholder approval) multiplied by (B) the closing price of the Common Stock on such trading day; provided that, in no event will the redemption price exceed the amount determined in accordance with clause (i) when replacing 125.0% with 150%.
     Anti-dilution Provisions. The conversion price of the Series C Preferred Stock is also subject to customary anti-dilution adjustments.
     Reorganization Event. If the Company enters into a transaction constituting a consolidation or merger of the Company or similar transaction or any sale or other transfer of all or substantially all of the consolidated assets of the Company and its subsidiaries, taken as a whole (in each case pursuant to which its Common Stock will be converted into cash, securities or other property) or for certain reclassifications or exchanges of its Common Stock, then each share of Series C Preferred Stock will convert, effective on the day on which such share would automatically convert into Common Stock of the Company, into the securities, cash and other property receivable in the transaction by the holder of the number of shares of Common Stock into which such share of Series C Preferred Stock would then be convertible.
Potential Consequences if Proposal No. 1 is Approved
     Conversion of Series C Preferred Stock into Common Stock. Upon receipt of the shareholder approval for Proposal No. 1, each share of Series C Preferred Stock will be automatically converted into shares of Common Stock on the fifth business day following the date on which such approval is obtained. Each outstanding share of Series C Preferred Stock will automatically be converted into such number of shares of Common Stock determined by dividing (i) $1,000 (the per share liquidation preference of the Series C Preferred Stock), plus all accrued but unpaid dividends by (ii) the conversion price of the Series C Preferred Stock then in effect, subject to certain adjustments. The initial conversion price of the Series C Preferred Stock is $15.015 per share.
     Rights of Investors. If shareholder approval is received, the rights and privileges associated with the Common Stock issued upon conversion of the Series C Preferred Stock will be identical to the rights and privileges associated with the Common Stock held by our existing common stockholders, including voting rights.
     Elimination of Dividend and Liquidation Rights of Holders of Series C Preferred Stock. If the shareholder approval is received, upon conversion, all shares of Series C Preferred Stock will be cancelled. As a result, approval of the conversion of Series C Preferred Stock will result in the elimination of the dividend rights and liquidation preference existing in favor of the Series C Preferred Stock. For additional information regarding such dividend rights and liquidation preference, please see the section of this proxy statement captioned “Series C Preferred Stock Terms and Provisions”.
     Improved Balance Sheet and Regulatory Capital Level. Upon consummation of the private placement issuance, we received aggregate gross proceeds of $200 million, which strengthened our balance sheet and regulatory capital levels. The conversion of the Series C Preferred Stock to Common Stock will further strengthen certain of our key capital measures. For additional information regarding the effect of the conversion on our balance sheet and our regulatory capital ratios, please see the section of this proxy statement captioned “Capitalization Table”.
     Market Effects. Despite the existence of certain restrictions on transfer, the issuance of shares of our Common Stock upon conversion of the Series C Preferred Stock may impact trading patterns and adversely affect the market price of our Common Stock. If significant quantities of our Common Stock are issued upon conversion of the Series C Preferred Stock and are sold (or if it is perceived that they may be sold) into the public market, the trading price of our Common Stock could be materially adversely affected.
     Dilution. We will issue, through the conversion of the Series C Preferred Stock, 13,320,000 shares of Common Stock. As a result, we expect there to be a dilutive effect on both the earnings per share of our Common Stock and the book value per share of our Common Stock. In addition, our existing shareholders will incur substantial dilution to their voting interests and will own a smaller percentage of our outstanding capital stock. For additional information regarding the expected dilutive effect of the conversion, please see the section of this proxy statement captioned “Capitalization Table”.
     The ownership of our Common Stock following the consummation of the conversion is described below in the section of this proxy statement captioned “Security Ownership of Certain Beneficial Owners and Management”.
Potential Consequences if Proposal No. 1 is Not Approved
     Series C Preferred Stock Remains Outstanding. Unless the shareholder approval is received or unless our shareholders approve a similar proposal at a subsequent meeting, the Series C Preferred Stock will remain outstanding in accordance with its terms.
     Continued Dividend Payments. If shareholder approval is not obtained and the Series C Preferred Stock has not been converted into Common Stock in full by September 15, 2010, the shares of Series C Preferred Stock will remain outstanding and, and, for so long as such shares remain outstanding, we will be required to pay dividends on the Series C Preferred Stock semi-

annually, at an annual rate equal to 14% on April 15 and September 15 of each year, commencing on April 15, 2011.
     Additional Shareholder Meetings. We expect to call additional shareholder meetings and recommend approval of Proposal No. 1 at each special meeting to the shareholders every six months, if necessary, thereafter until such approval is obtained pursuant to the provisions of the securities purchase agreements. We will bear the costs of soliciting the approval of our shareholders in connection with these meetings.
     Restriction on Payment of Dividends. For as long as the Series C Preferred Stock remains outstanding, if dividends payable on all outstanding shares of the Series C Preferred Stock have not been declared and paid, or declared and funds set aside therefor, we will not be permitted to declare or pay dividends with respect to, or redeem, purchase, or acquire any of our junior securities, or redeem, purchase or acquire any parity securities, subject to limited exceptions. We currently declare quarterly cash dividends on each share of our Common Stock.
     Liquidation Preference. For as long as the Series C Preferred Stock remains outstanding, it will retain a senior liquidation preference over shares of our Common Stock in connection with any liquidation of us and, accordingly, no payments will be made to holders of our Common Stock upon any liquidation of us unless the full liquidation preference on the Series C Preferred Stock is paid.
THE BOARD OF DIRECTORS RECOMMENDS
THAT YOU VOTE “FOR” PROPOSAL NO. 1.

PROPOSAL NO. 2: ADJOURNMENT OR POSTPONEMENT OF THE SPECIAL MEETING
     If we fail to receive a sufficient number of votes to constitute a quorum to hold the Special Meeting or to approve Proposal No. 1, we may propose to adjourn or postpone the Special Meeting, whether or not a quorum is present, for a period of not more than six months, to (i) constitute a quorum for purposes of the Special Meeting or (ii) solicit additional proxies in favor of the approval of the Proposal No. 1, as necessary.
     We currently do not intend to propose adjourning or postponing the Special Meeting if there are sufficient votes represented at the Special Meeting to approve Proposal No. 1.
THE BOARD OF DIRECTORS RECOMMENDS
THAT YOU VOTE “FOR” PROPOSAL NO. 2.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
     The following table sets forth the beneficial ownership of our Common Stock as of May 17, 2010, by (i) each person known to us to own more than 5% of the outstanding Common Stock, (ii) our directors, (iii) Named Executive Officers (that is, the CEO, the CFO, and the three most highly compensated executive officers, other than the CEO and the CFO, who were serving as executive officers on May 17, 2010), and (iv) the directors and executive officers as a group on May 17, 2010:

	Amount and Nature of		Percent of
	Beneficial Ownership of		Common
Name of Beneficial Holder	Common Stock (#)		Stock(1)
5% Holders
Fidelity Management & Research 245 Summer Street, 11th Floor Boston, MA 02210-1133	2,023,882		6.15%
The Vanguard Group, Inc. 100 Vanguard Boulevard Malvern, PA 19355	1,791,262		5.42%
BlackRock Institutional Trust Company, N.A. 400 Howard Street San Francisco, CA 94105-2618	1,677,875		5.08%
Directors and Named Executive Officers
José J. Gil de Lamadrid	15,022	(2)	—
José Rafael Fernández	289,447	(3)	—
Juan C. Aguayo	39,583	(4)	—
Pablo I. Altieri	49,118	(5)	—
Maricarmen Aponte	37,126	(6)	—
Francisco Arriví	11,481	(7)	—
Nelson García	11,909		—
Julian S. Inclán	118,107		—
Rafael Machargo Chardón	9,000		—
Pedro Morazzani	5,200		—
Josen Rossi	201,989		—
Julio R. Micheo	25,377	(8)	—
Norberto González	57,270	(9)	—
Ganesh Kumar	66,072	(10)	—
José Gabriel Díaz	11,000	(11)	—
Directors and Executive Officers as a Group	997,920	(12)	3.02%

(1)	This percentage is calculated on the basis of the total number of our shares of common stock outstanding as of May 17, 2010, which is 33,044,483. Unless otherwise indicated, each of the persons named in the table beneficially holds less than 1% of the outstanding shares of common stock.

(2)	This amount includes 4,700 shares that he may acquire upon the exercise of stock options that are exercisable or that will become exercisable within 60 days. It also includes 822 shares held in his deferred compensation trust.

(3)	This amount includes 138,094 shares that he may acquire upon the exercise of stock options that are exercisable or that will become exercisable within 60 days. It also includes 5,512 shares that he owns through our 401(k)/1165(e) Plan, and 7,000 shares owned by his spouse.

(4)	This amount includes 2,200 shares that he may acquire upon the exercise of stock options that are exercisable or that will become exercisable within 60 days. It also includes 12,461 shares owned by his spouse.

(5)	This amount includes 8,609 shares that he may acquire upon the exercise of stock options that are exercisable or that will become exercisable within 60 days.

(6)	This amount includes 2,000 shares that she may acquire upon the exercise of stock options that are exercisable or that will become exercisable within 60 days.

(7)	This amount includes 7,475 shares that he may acquire upon the exercise of stock options that are exercisable or that will become exercisable within 60 days.

(8)	This amount includes 2 shares that he owns through our 401(k)/1165(e) Plan. It also includes 25,375 shares that he may acquire upon the exercise of stock options that are exercisable or that will become exercisable within 60 days.

(9)	This amount includes 545 shares that he owns through our 401(k)/1165(e) Plan. It also includes 45,225 shares that he may acquire upon the exercise of stock options that are exercisable or that will become exercisable within 60 days.

(10)	This amount includes 7,072 shares that he owns through our 401(k)/1165(e) Plan. It also includes 54,500 shares that he may acquire upon the exercise of stock options that are exercisable or that will become exercisable within 60 days. It also includes 2,000 shares held in his deferred compensation trust.

(11)	This amount represents 11,000 shares that he may acquire upon the exercise of stock options that are exercisable or that will become exercisable within 60 days.

(12)	The group consists of 21 persons including all directors, Named Executive Officers, and executive officers who are not directors.
     Under applicable regulations, shares are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares the power to vote or dispose of the shares, whether or not he or she has any economic interest in the shares. Unless otherwise indicated, the named beneficial owner has sole voting and investment power with respect to the shares, subject, in the case of those directors and officers who are married, to the community property laws of Puerto Rico. Under applicable regulations, a person is deemed to have beneficial ownership of any shares of capital stock which he or she has a right to acquire within 60 days, including pursuant to the exercise of outstanding stock options, and to all shares subject to options or other rights of acquisition acquired in connection with, or as a participant in, any transaction involving a change in control. Shares of capital stock which are subject to such stock options or other rights of acquisition are deemed to be outstanding for the purpose of computing the percentage of outstanding capital stock owned by such person or group, but are not deemed outstanding for the purpose of computing the percentage of capital stock owned by any other person or group.

CAPITALIZATION
     The following table sets forth our consolidated capitalization as of March 31, 2010 and as adjusted to give effect to the conversion of 200,000 shares of Series C Preferred Stock.

	As of March 31, 2010
	Actual	As Adjusted(1)
	(In thousands,
	except share and
	per share data)
Total debt and borrowings	$6,044,346	$6,044,346
Stockholders’ equity
Preferred stock, par value $1.00 per share; 5,000,000 shares authorized(2); 1,340,000 shares of Noncumulative Monthly Income Preferred Stock, Series A issued and outstanding; 1,380,000 shares of Noncumulative Monthly Income Preferred Stock, Series B issued and outstanding	68,000	68,000
Common stock, par value $1.00 per share; 40,000,000 shares authorized(2); 34,479,397 shares issued and 33,103,028 shares outstanding, actual; 47,799,397 shares issued and 46,423,028 shares outstanding, as adjusted	34,479	47,799
Additional paid-in capital	299,542	475,336
Retained earnings (deficit)	85,796	85,796
Legal surplus	46,480	46,480
Treasury stock, at cost 1,376,369 shares	(17,127)	(17,127)
Accumulated other comprehensive loss	(52,996)	(52,996)

Total stockholders’ equity	464,174	653,288

Total capitalization	$6,508,520	$6,697,634

(1)	Assumes that 13,320,000 shares of our Common Stock are issued upon conversion of 200,000 shares of Series C Preferred Stock at the conversion ratio of 66.60 per share of Series C Preferred Stock..

(2)	At our annual meeting of shareholders on April 30, 2010, the shareholders approved an amendment to our Certificate of Incorporation that increased the number of authorized shares of Common Stock from 40,000,000 to 100,000,000 and the number of authorized shares of preferred stock from 5,000,000 to 10,000,000.

PROPOSALS OF SHAREHOLDERS
     Under our bylaws, no business may be brought before an annual meeting of shareholders unless it is specified in the notice of the meeting or any supplement thereto given by or at the direction of our Board of Directors, or otherwise properly brought before the meeting by a shareholder. For business to be properly brought before an annual meeting by a shareholder, the shareholder must have given written notice to the Secretary of our Board of Directors not later than 120 days prior to the anniversary date of the mailing of our proxy materials in connection with the immediately preceding annual meeting of shareholders. The notice must set forth as to each matter that the shareholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the meeting, (ii) the name and address of the shareholder, as it appears on our books, (iii) the class and number of our shares beneficially owned by the shareholder, and (iv) any material interest of the shareholder in such business. The requirements set forth in the preceding paragraph are separate from and in addition to the SEC’s requirements that a shareholder must meet in order to have a shareholder proposal included in our proxy statement.
     Shareholder proposals intended to be presented at the 2011 annual meeting of shareholders must be set forth in writing and received by the Secretary of our Board of Directors, Oriental Financial Group Inc., P.O. Box 195115, San Juan, Puerto Rico 00919-5115, no later than the close of business on November 19, 2010.
DELIVERY OF SECURITY HOLDER DOCUMENTS
     Some brokerage firms, banks, broker-dealers or other similar organizations acting as a nominee may be participating in the practice of “householding” proxy statements. This means that only one copy of our proxy statement may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of our proxy statement to you if you contact us at: Oriental Financial Group Inc., Investor Relations c/o Anreder & Company, 10 E. 40th Street, Suite 1308, New York, NY 10016; telephone: (212) 532-3232 or (800) 421-1003; fax: (212) 679-7999; e-mail:ofg@anreder.com. If you want to receive separate copies of other proxy statements in the future, or if you are receiving multiple copies of proxy statements and would like to receive only one copy for your household, you should contact your brokerage firm, bank, broker-dealer or other similar organization acting as a nominee, or you may contact us at the above address.
OTHER BUSINESS
     Management knows of no business that will be presented for consideration at the Special Meeting other than as stated in the Notice of Special Meeting. If, however, other matters are properly brought before the Special Meeting, it is the intention of the proxy holders to vote the shares represented thereby on such matters in accordance with the recommendation of the Board of Directors, and in their discretions and authority to do so is included in the proxy.
INCORPORATION BY REFERENCE
     The SEC allows us to “incorporate by reference” information we file with it, which means that we can disclose important information to you by referring you to other documents. The information incorporated by reference is considered to be a part of this proxy statement, and information that we file later with the SEC will automatically update and supersede this information. In all cases, you should rely on the later information over different information included in this proxy statement.
     You may read and copy any document filed by us with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the Public Reference Room. We file our SEC materials electronically with the SEC, so you can also review our filings by accessing the website maintained by the SEC at http://www.sec.gov. This site contains reports, proxy and information statements and other information regarding issuers that file electronically with the

SEC. You can also obtain more information about us by visiting our website at http://www.orientalonline.com.
     We incorporate by reference the documents listed below and all future filings we make with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended:
•	Our Annual Report on Form 10-K for the fiscal year ended December 31, 2009, filed with the SEC on March 11, 2010, including portions incorporated by reference therein to our Definitive Proxy Statement on Schedule 14A, filed with the SEC on March 17, 2010;

•	Our Quarterly Reports on Form 10-Q for the fiscal quarter ended March 31, 2010, filed on May 7, 2010; and

•	Our Current Reports of Form 8-K filed with the SEC on March 15, 2010, March 16, 2010, March 19, 2010, May 3, 2010 and May 6, 2010.
     We will provide, at no cost, to each person to whom this proxy statement is delivered, upon written or oral request, a copy of any or all of the documents incorporated herein by reference, other than exhibits to these documents unless such exhibits are specifically incorporated by reference into such documents. Requests for copies should be directed to Oriental Financial Group Inc., Investor Relations c/o Anreder & Company, 10 E. 40th Street, Suite 1308, New York, NY 10016; telephone: (212) 532-3232 or (800) 421-1003; fax: (212) 679-7999; e-mail: ofg@anreder.com.

ORIENTAL FINANCIAL GROUP INC.
José J. Gil de Lamadrid Chairman

June 1, 2010
San Juan, Puerto Rico

Appendix A
CERTIFICATE OF DESIGNATIONS
OF
MANDATORILY CONVERTIBLE NON-CUMULATIVE NON-VOTING PERPETUAL
PREFERRED STOCK, SERIES C
OF
ORIENTAL FINANCIAL GROUP INC.
Pursuant to Section 5.01 of the
General Corporation Law
of the Commonwealth of Puerto Rico
          Pursuant to Article 5.01 of the General Corporation Law of the Commonwealth of Puerto Rico, the undersigned, Carlos O. Souffront, as Secretary of the Board of Directors of Oriental Financial Group Inc., a financial holding company and corporation organized in the Commonwealth of Puerto Rico (the “Corporation”), HEREBY CERTIFIES that, pursuant to the authority conferred upon the Board of Directors (the “Board of Directors”) by the Corporation’s Certificate of Incorporation, as amended, and resolutions duly adopted by the Board of Directors on April 21, 2010, creating a committee thereof known as the “Preferred Stock Pricing Committee,” the Preferred Stock Pricing Committee on April 23, 2010, duly adopted the following resolutions creating a series of 200,000 shares of Preferred Stock designated as the “Mandatorily Convertible Non-Cumulative Non-Voting Perpetual Preferred Stock, Series C,” and that such resolutions have not been modified or rescinded and remain in full force and effect:
          RESOLVED, that pursuant to the authority expressly granted to and vested in the Board of Directors of the Corporation and delegated to the Preferred Stock Pricing Committee in accordance with the provisions of the Corporation’s Certificate of Incorporation, as amended, a series of Series C Preferred Stock of the Corporation be and it hereby is created;
          FURTHER RESOLVED, that the Preferred Stock Pricing Committee designated by the Board of Directors has determined that the preferences and relative, participating, optional or other special rights of the shares of such series of Series C Preferred Stock, and the qualifications, limitations or restrictions thereof, as stated and expressed herein, are under the circumstances prevailing on the date hereof fair and equitable to all the existing stockholders of the Corporation; and
          FURTHER RESOLVED, that the designation and amount of such series and the voting powers, preferences and relative, participating, optional or other special rights of the shares of such series of Series C Preferred Stock, and the qualifications, limitations or restrictions thereof are as follows:

RIGHTS AND PREFERENCES
          Section 1. Designation. There is hereby created out of the authorized and unissued shares of preferred stock of the Corporation a series of preferred stock designated as the “Mandatorily Convertible Non-Cumulative Non-Voting Perpetual Preferred Stock, Series C” (the “Series C Preferred Stock”). The number of shares constituting such series initially shall be 200,000. The par value of the Series C Preferred Stock shall be $1.00 per share, and the liquidation preference shall be $1,000 per share.
          Section 2. Ranking. The Series C Preferred Stock will, with respect to dividend rights and rights on liquidation, winding up and dissolution, rank (i) on a parity with the Corporation’s 7.125% Non-Cumulative Monthly Income Preferred Stock, Series A, 7.0% Non-Cumulative Monthly Income Preferred Stock, Series B and with each other class or series of equity securities of the Corporation the terms of which do not expressly provide that such class or series will rank senior or junior to the Series C Preferred Stock as to dividend rights and rights on liquidation, winding-up and dissolution of the Corporation (collectively referred to as “Parity Securities”), and (ii) senior to the Corporation’s common stock, par value $1.00 per share (the “Common Stock”), and each other class or series of capital stock of the Corporation outstanding or established after the Effective Date by the Corporation the terms of which do not expressly provide that it ranks on a parity with or senior to the Series C Preferred Stock as to dividend rights and rights on liquidation, winding-up and dissolution of the Corporation (collectively referred to as “Junior Securities”). The Corporation has the power to authorize and/or issue additional shares or classes or series of Junior Securities or Parity Securities without the consent of the Holders.
          Section 3. Definitions. The following initially capitalized terms shall have the following meanings, whether used in the singular or the plural:
          (a) “Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under common control with such specified Person. For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.
          (b) “Applicable Conversion Price” means the Conversion Price in effect at any given time.
          (c) “BHC Act” means the Bank Holding Company Act of 1956, as amended.
          (d) “Business Day” means any day that is not Saturday or Sunday and that, in New York City, is not a day on which banking institutions generally are authorized or obligated by law or executive order to be closed.
          (e) “Certificate of Designations” means this Certificate of Designations of the Corporation.
          (f) “Certificate of Incorporation” means the Certificate of Incorporation of the Corporation, as amended.

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          (g) “Closing Price” of the Common Stock (or other relevant capital stock or equity interest) on any date of determination means the closing sale price or, if no closing sale price is reported, the last reported sale price of the shares of the Common Stock (or other relevant capital stock or equity interest) on the New York Stock Exchange on such date. If the Common Stock (or other relevant capital stock or equity interest) is not traded on the New York Stock Exchange on any date of determination, the Closing Price of the Common Stock (or other relevant capital stock or equity interest) on such date of determination means the closing sale price as reported in the composite transactions for the principal U.S. national or regional securities exchange on which the Common Stock (or other relevant capital stock or equity interest) is so listed or quoted, or, if no closing sale price is reported, the last reported sale price on the principal U.S. national or regional securities exchange on which the Common Stock (or other relevant capital stock or equity interest) is so listed or quoted, or if the Common Stock (or other relevant capital stock or equity interest) is not so listed or quoted on a U.S. national or regional securities exchange, the last quoted bid price for the Common Stock (or other relevant capital stock or equity interest) in the over-the-counter market as reported by Pink OTC Markets Inc. or similar organization, or, if that bid price is not available, the market price of the Common Stock (or other relevant capital stock or equity interest) on that date as determined by a nationally recognized independent investment banking firm retained by the Corporation for this purpose.
          For purposes of this Certificate of Designations, all references herein to the “Closing Price” and “last reported sale price” of the Common Stock (or other relevant capital stock or equity interest) on the New York Stock Exchange shall be such closing sale price and last reported sale price as reflected on the website of the New York Stock Exchange (http://www.nyse.com) and as reported by Bloomberg Professional Service; provided that in the event that there is a discrepancy between the closing sale price or last reported sale price as reflected on the website of the New York Stock Exchange and as reported by Bloomberg Professional Service, the closing sale price and last reported sale price on the website of the New York Stock Exchange shall govern.
          (h) “Common Stock” has the meaning set forth in Section 2.
          (i) “Corporation” means Oriental Financial Group Inc., a financial holding company and corporation organized in the Commonwealth of Puerto Rico.
          (j) “Conversion Price” means for each share of Series C Preferred Stock, $15.015 provided that the foregoing shall be subject to adjustment or limitation as set forth herein.
          (k) “Current Market Price” means, on any date, the average of the daily Closing Price per share of the Common Stock or other securities on each of the five consecutive Trading Days preceding the earlier of the day before the date in question and the day before the Ex-Date with respect to the issuance or distribution giving rise to an adjustment to the Conversion Price pursuant to Section 10.
          (l) “Effective Date” means the date on which shares of the Series C Preferred Stock are first issued.
          (m) “Exchange Property” has the meaning set forth in Section 11(a).

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          (n) “Ex-Date”, when used with respect to any issuance or distribution, means the first date on which the Common Stock or other securities trade without the right to receive the issuance or distribution giving rise to an adjustment to the Conversion Price pursuant to Section 10.
          (o) “Holder” means the Person in whose name the shares of the Series C Preferred Stock are registered, which may be treated by the Corporation as the absolute owner of the shares of Series C Preferred Stock for the purpose of making payment and settling the related conversions and for all other purposes.
          (p) “Junior Securities” has the meaning set forth in Section 2.
          (q) “Liquidation Preference” means, as to the Series C Preferred Stock, $1,000 per share (as adjusted for any split, subdivision, combination, consolidation, recapitalization or similar event with respect to the Series C Preferred Stock).
          (r) “Mandatory Conversion Date” means, with respect to the shares of Series C Preferred Stock of any Holder, the fifth Business Day after which the Corporation has received the Stockholder Approvals (or if a Reorganization Event has theretofore been consummated, the date of consummation of such Reorganization Event), provided, however, that if a Mandatory Conversion Date would otherwise occur on or after an Ex-Date for an issuance or distribution that results in an adjustment of the Conversion Price pursuant to Section 10 and on or before the Record Date for such issuance or distribution, such Mandatory Conversion Date shall instead occur on the first calendar day after the Record Date for such issuance or distribution.
          (s) “Notice of Mandatory Conversion” has the meaning set forth in Section 9(a).
          (t) “Parity Securities” has the meaning set forth in Section 2.
          (u) “Person” means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint-stock company, limited liability company or trust.
          (v) “Record Date” has the meaning set forth in Section 4(d).
          (w) “Reorganization Event” has the meaning set forth in Section 11(a).
          (x) “Section 4(c) Dividend Payment Date” has the meaning set forth in Section 4(c).
          (y) “Section 4(c) Dividend Period” has the meaning set forth in Section 4(c).
          (z) “Special Dividend” has the meaning set forth in Section 4(c).
          (aa) “Special Dividend Rate” means, with respect to any Section 4(c) Dividend Period, 14% per annum.
          (bb) “Securities Purchase Agreement” means the Securities Purchase Agreement, effective as provided in Section 6.16 therein, as may be amended from time to time, between the Corporation and a Holder.
          (cc) “Series C Preferred Stock” has the meaning set forth in Section 1.

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          (dd) “Stockholder Approvals” means the stockholder approvals necessary to (i) approve the conversion of the Series C Preferred Stock into Common Stock for purposes of Rule 312.03 of the NYSE Listed Company Manual, and (ii) if necessary, amend the Certificate of Incorporation to increase the number of authorized shares of Common Stock to at least such number as shall be sufficient to permit the full conversion of the Series C Preferred Stock into Common Stock.
          (ee) “Trading Day” means a day on which the shares of Common Stock:
     (i) are not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business; and
     (ii) have traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of the Common Stock.
          (ff) “Violation” means a violation of the stockholder approval requirements of Rule 312.03 of the NYSE Listed Company Manual.
          (gg) “Voting Stock” has the meaning set forth in BHC Act and any rules or regulations promulgated thereunder.
          Section 4. Dividends. (a) From and after the Effective Date, the Holders shall be entitled to receive, when, as and if declared by the Board of Directors or a duly authorized committee of the Board of Directors, out of funds legally available therefor, non-cumulative dividends of the type and in the amounts determined as set forth in Section 4(b) and Section 4(c), and no more.
          (b) Subject to Section 4(a), if the Board of Directors or a duly authorized committee of the Board of Directors declares and pays a cash dividend in respect of Common Stock, then the Board of Directors or such duly authorized committee of the Board of Directors shall declare and pay to the Holders of the Series C Preferred Stock, on the same dates on which such cash dividend is declared or paid, as applicable, on the Common Stock, a cash dividend in an amount per share of Series C Preferred Stock equal to the product of (i) the per share dividend declared and paid in respect of each share of Common Stock and (ii) the number of shares of Common Stock into which such share of Series C Preferred Stock is then convertible, assuming receipt of the Stockholder Approvals.
          (c) In the event Stockholder Approvals have not been obtained and the Series C Preferred Stock has not been converted into Common Stock in full by September 15, 2010, in addition to dividends payable under Section 4(b), dividends shall be payable semi-annually in arrears, when, as and if declared by the Board of Directors or a duly authorized committee of the Board of Directors, on April 15 and September 15 of each year, or, if any such day is not a Business Day, the next Business Day, commencing April 15, 2011 (each, a “Section 4(c) Dividend Payment Date”) for each outstanding share of Series C Preferred Stock, payable in cash at an annual rate on the Liquidation Preference equal to the Special Dividend Rate (such dividend, the “Special Dividend”). Dividends payable pursuant to this Section 4(c), including for the first Section 4(c) Dividend Period and any Section 4(c) Dividend Period that is shorter than a semi-annually Section 4(c) Dividend Period, will be computed on the basis of a 360-day year of twelve 30-day months. No interest or sum of money in lieu of interest will be paid on any

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dividend payment on a share of Series C Preferred Stock paid later than the scheduled Section 4(c) Dividend Payment Date. The period from September 15, 2010 to but excluding April 15, 2011 and each period from and including a Section 4(c) Dividend Payment Date to but excluding the following Section 4(c) Dividend Payment Date is herein referred to as a “Section 4(c) Dividend Period.” To the extent declared and payable, such dividends will accumulate during each dividend period from and including the immediately preceding dividend payment date (in the case of the initial dividend period, if applicable, September 15, 2010) to but excluding the immediately succeeding dividend payment date.
          (d) Each dividend will be payable to Holders of record as they appear in the records of the Corporation at the close of business on the same record date, which (i) with respect to dividends payable pursuant to Section 4(b), shall be the same day as the record date for the payment of the corresponding dividends to the holders of shares of Common Stock and (ii) with respect to dividends payable pursuant to Section 4(c), shall be on the first Business Day of the month in which the relevant Section 4(c) Dividend Payment Date occurs (each, a “Record Date”).
          (e) Special Dividends are non-cumulative. If the Board of Directors does not declare a Special Dividend on the Series C Preferred Stock in respect of any Section 4(c) Dividend Period, the Holders will have no right to receive any Special Dividend for such Section 4(c) Dividend Period, and the Corporation will have no obligation to pay a Special Dividend for such Section 4(c) Dividend Period, whether or not Special Dividends are declared and paid for any future Section 4(c) Dividend Period.
          (f) If full dividends payable pursuant to Section 4(b) or Section 4(c) on all outstanding shares of the Series C Preferred Stock for the current dividend period have not been declared and paid, or declared and a sum sufficient for the payment of those dividends been set aside, the Corporation may not: (i) declare and pay or set aside for payment or declare and make or set aside for payment any distribution of assets on any Junior Securities (other than a dividend payable solely in Junior Securities); (ii) repurchase, redeem, or otherwise acquire for consideration, directly or indirectly, any Junior Securities (other than as a result of a reclassification of Junior Securities for or into other Junior Securities, or the exchange or conversion of one Junior Security for or into another Junior Security, and other than through the use of the proceeds of a substantially contemporaneous sale of other Junior Securities), nor shall any monies be paid to or made available for a sinking fund for the redemption of any Junior Securities by the Corporation; or (iii) repurchase, redeem, or otherwise acquire for consideration any Parity Securities otherwise than pursuant to pro rata offers to purchase all, or a pro rata portion, of the Series C Preferred Stock and such Parity Securities except by conversion into or exchange for Junior Securities. The foregoing limitations do not apply to purchases or acquisitions of Junior Securities pursuant to any employee or director incentive or benefit plan or arrangement (including any of the Corporation’s employment, severance, or consulting agreements) of the Corporation or of any of its subsidiaries adopted before or after the Effective Date.
          (g) If full dividends payable pursuant to Section 4(b) or Section 4(c) on all outstanding shares of the Series C Preferred Stock have not been declared and paid, or declared and a sum sufficient for the payment of those dividends been set aside, the Corporation may not declare, pay, or set aside for payment dividends on any Parity Securities for any period;

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provided, however, that to the extent that the Corporation declares dividends on the Series C Preferred Stock and on any Parity Securities but does not make full payment of such declared dividends, the Corporation will allocate the dividend payments on a pro rata basis among the Holders and the holders of any Parity Securities. For purposes of calculating the pro rata allocation of partial dividend payments, the Corporation will allocate dividend payments based on the ratio between the then-current dividend payments due on the shares of Series C Preferred Stock and the aggregate of the current and accrued dividends due on any Parity Securities, which shall not include any accumulation for any prior dividend periods if such Parity Securities does not have a cumulative dividend.
          (h) If the Mandatory Conversion Date with respect to any share of Series C Preferred Stock is prior to any Record Date, the Holder of such share of Series C Preferred Stock will not have the right to receive any dividends on the Series C Preferred Stock with respect to such Record Date. If the Mandatory Conversion Date with respect to any share of Series C Preferred Stock is after the Record Date for any declared dividend and prior to the payment date for that dividend, the Holder thereof shall receive that dividend on the relevant payment date if such Holder was the Holder of record on the Record Date for that dividend.
          Section 5. Liquidation. (a) In the event the Corporation voluntarily or involuntarily liquidates, dissolves or winds up, the Holders at the time shall be entitled to receive liquidating distributions in an amount equal to the greater of (i) the Liquidation Preference per share of Series C Preferred Stock, plus an amount equal to any accrued but unpaid dividends, whether or not declared, thereon to and including the date of such liquidation and (ii) 110% of the payment or distribution to which such Holders would be entitled if the Series C Preferred Stock were converted into Common Stock immediately before such liquidation, dissolution or winding-up, out of assets legally available for distribution to the Corporation’s stockholders, before any distribution of assets is made to the holders of the Common Stock or any other Junior Securities. After payment of the full amount of such liquidation distribution, the Holders shall not be entitled to any further participation in any distribution of assets by the Corporation.
          (b) In the event the assets of the Corporation available for distribution to stockholders upon any liquidation, dissolution or winding-up of the affairs of the Corporation, whether voluntary or involuntary, shall be insufficient to pay in full the amounts payable with respect to all outstanding shares of the Series C Preferred Stock and the corresponding amounts payable on any Parity Securities, Holders and the holders of such Parity Securities shall share ratably in any distribution of assets of the Corporation in proportion to the full respective liquidating distributions to which they would otherwise be respectively entitled.
          (c) The Corporation’s consolidation or merger with or into any other entity, the consolidation or merger of any other entity with or into the Corporation, or the sale of all or substantially all of the Corporation’s property or business will not constitute its liquidation, dissolution or winding up.
          Section 6. Maturity. The Series C Preferred Stock shall be perpetual unless converted or redeemed in accordance with this Certificate of Designations.

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          Section 7. Redemptions by the Corporation.
          (a) Optional Redemption. Except as provided in Section 7(f) below, the Series C Preferred Stock may not be redeemed by the Corporation prior to June 30, 2015. After June 30, 2015, the Corporation, at its option, may redeem in whole or in part at any time the shares of Series C Preferred Stock at the time outstanding, upon notice given as provided in Section 7(c) below, at a redemption price per share payable in cash equal to the greater of (i) 125.0% of the sum of (A) the Liquidation Preference, plus (B) all declared and unpaid dividends up to, but excluding, the date fixed for redemption and (ii) 110% of (A) the number of shares of Common Stock into which a share of Series C Preferred Stock would be convertible on the Trading Day immediately prior to the date fixed for redemption (assuming receipt of Stockholder Approvals) multiplied by (B) the Closing Price of Common Stock on such Trading Day; provided that in no event shall such redemption price exceed the amount determined in accordance with clause (i) above when replacing 125.0% with 150.0%. The redemption price for any shares of Series C Preferred Stock shall be payable on the redemption date to the Holder of such shares against surrender of the certificate(s) evidencing such shares to the Corporation or its agent. Any declared but unpaid dividends payable on a redemption date that occurs subsequent to a Record Date shall not be paid to the Holder entitled to receive the redemption price on the redemption date, but rather shall be paid to the holder of record of the redeemed shares on such Record Date.
          (b) No Sinking Fund. The Series C Preferred Stock will not be subject to any mandatory redemption, sinking fund or other similar provisions. Holders of Series C Preferred Stock will have no right to require redemption of any shares of Series C Preferred Stock.
          (c) Notice of Redemption. Notice of every redemption of shares of Series C Preferred Stock shall be given by first class mail, postage prepaid, addressed to the Holders of the shares to be redeemed at their respective last addresses appearing on the books of the Corporation. Such mailing shall be at least 30 days and not more than 60 days before the date fixed for redemption; provided, that failure to give such notice by mail, or any defect in such notice or in the mailing thereof, to any Holder of shares of Series C Preferred Stock designated for redemption shall not affect the validity of the proceedings for the redemption of any other shares of Series C Preferred Stock to be so redeemed except as to the Holder to whom the Corporation has failed to give such notice or except as to the Holder to whom notice was defective. Notwithstanding the foregoing, if the Series C Preferred Stock or any depositary shares representing interests in the Series C Preferred Stock are issued in book-entry form through The Depository Trust Company or any other similar facility, notice of redemption may be given to the Holders of Series C Preferred Stock at such time and in any manner permitted by such facility. Each such notice given to a Holder shall state: (1) the redemption date; (2) the number of shares of Series C Preferred Stock to be redeemed and, if less than all the shares held by such Holder are to be redeemed, the number of such shares to be redeemed from such Holder; (3) the redemption price (or manner of determination of the redemption price); and (4) the place or places where certificates for such shares are to be surrendered for payment of the redemption price.
          (d) Partial Redemption. In case of any redemption of only part of the shares of Series C Preferred Stock at the time outstanding, the shares to be redeemed shall be selected on a pro rata basis or such other method as the depositary shall require that approximates a pro rata basis. If fewer than all the shares represented by any certificate are redeemed, a new certificate shall be issued representing the unredeemed shares without charge to the Holder thereof.

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          (e) Effectiveness of Redemption. If notice of redemption has been duly given as provided in Section 7(c) and if on or before the redemption date specified in the notice all funds necessary for the redemption have been set aside by the Corporation, separate and apart from its other funds, in trust for the pro rata benefit of the Holders of the shares called for redemption, so as to be and continue to be available therefor, then, notwithstanding that any certificate for any share so called for redemption has not been surrendered for cancellation, on and after the redemption date unless the Corporation defaults in the payment of the redemption price, in which case such rights shall continue until the redemption price is paid, dividends shall cease to accrue on all shares so called for redemption, all shares so called for redemption shall no longer be deemed outstanding and all rights with respect to such shares shall forthwith on such redemption date cease and terminate, except only the right of the Holders thereof to receive the amount payable on such redemption, without interest. Any funds unclaimed at the end of two years from the redemption date shall, to the extent permitted by law, be released to the Corporation, after which time the Holders of the shares so called for redemption shall look only to the Corporation for payment of the redemption price of such shares. Shares of outstanding Series C Preferred Stock that are redeemed, purchased or otherwise acquired by the Corporation, or converted into another series of the Corporation’s preferred stock, shall be cancelled and shall revert to authorized but unissued shares of the Corporation’s preferred stock undesignated as to series.
          (f) Redemption Upon the Failure to Acquire Failed Bank. If the Company fails to consummate the transactions contemplated under that certain Purchase and Assumption Agreement, dated as of April 30, 2010 (the “P&A Agreement”), by and among the Company and the Federal Deposit Insurance Corporation by June 30, 2010 or, if the P&A Agreement shall be terminated for any reason whatsoever, the Company may redeem all outstanding shares of Series C Preferred Stock at a redemption price per share payable in cash equal to the Liquidation Preference.
          Section 8. Mandatory Conversion. Effective as of the close of business on the Mandatory Conversion Date with respect to the shares of Series C Preferred Stock of a Holder, all such Holder’s shares of Series C Preferred Stock shall automatically convert into shares of Common Stock as set forth below. The number of shares of Common Stock into which a share of Series C Preferred Stock shall be convertible shall be determined by dividing (i) the Liquidation Preference, plus all accrued and unpaid dividends, whether or not declared, with respect to any Section 4(c) Dividend Period completed prior to the Mandatory Conversion Date (but not with respect to the Section 4(c) Dividend Period in which the Mandatory Conversion Date occurs), by (ii) the Applicable Conversion Price (subject to the conversion procedures of Section 9 hereof); provided that, notwithstanding anything to the contrary contained in this Certificate of Designations, the number of Common Shares to be issued to any Holder pursuant to this Certificate of Designations shall be issued to the extent (but only to the extent) that issuance of such Common Shares would not (i) cause or result in such Holder and its Affiliates, collectively, being deemed to own, control or have the power to vote securities which (assuming, for this purpose only, full conversion and/or exercise of such securities) would represent 10.0% or more of the Voting Stock of the Corporation outstanding at such time, (ii) otherwise cause such Holder or any of its Affiliates to violate any banking law or regulation or (iii) require such Holder or any of its Affiliates to obtain the prior approval or non-objection of any bank regulator (collectively, the “Ownership Limit”); provided, further, however, that any Common Shares that would otherwise be issued to the Holder upon conversion of shares of Series C Preferred Stock held by

9

such Holder, but cannot be issued to such Holder at the time of conversion as a result of the Ownership Limit, shall thereafter be issued to such Holder on the first date on which such issuance would not cause or result in a violation of the Ownership Limit. Upon conversion, Holders shall receive cash in lieu of fractional shares in accordance with Section 13 hereof.
          Section 9. Conversion Procedures.
          (a) Upon receipt by the Corporation of Stockholder Approvals, within two (2) Business Days thereafter, the Corporation shall provide notice of mandatory conversion to each Holder (such notice a “Notice of Mandatory Conversion”). In addition to any information required by applicable law or regulation, the Notice of Mandatory Conversion with respect to such Holder shall state, as appropriate:
     (i) the Mandatory Conversion Date;
     (ii) the number of shares of Common Stock to be issued upon conversion of each share of Series C Preferred Stock held of record by such Holder and subject to such mandatory conversion; and
     (iii) if certificates are to be issued, the place or places where certificates for shares of Series C Preferred Stock held of record by such Holder are to be surrendered for issuance of certificates representing shares of Common Stock.
          (b) Effective immediately prior to the close of business on the Mandatory Conversion Date with respect to any shares of Series C Preferred Stock dividends shall no longer be declared on any such shares of Series C Preferred Stock and such shares of Series C Preferred Stock shall cease to be outstanding, in each case, subject to the right of the Holder to receive (i) shares of Common Stock issuable upon such mandatory conversion, (ii) any declared and unpaid dividends on such share to the extent provided in Section 4(h) and (iii) any other payments to which such Holder is otherwise entitled pursuant to Section 8, Section 11 or Section 13 hereof, as applicable.
          (c) No allowance or adjustment, except pursuant to Section 10, shall be made in respect of dividends payable to holders of the Common Stock of record as of any date prior to the close of business on the Mandatory Conversion Date with respect to any share of Series C Preferred Stock. Prior to the close of business on the Mandatory Conversion Date with respect to any share of Series C Preferred Stock, shares of Common Stock issuable upon conversion thereof, or other securities issuable upon conversion of, such share of Series C Preferred Stock shall not be deemed outstanding for any purpose, and the Holder thereof shall have no rights with respect to the Common Stock or other securities issuable upon conversion (including voting rights, rights to respond to tender offers for the Common Stock or other securities issuable upon conversion and rights to receive any dividends or other distributions on the Common Stock or other securities issuable upon conversion) by virtue of holding such share of Series C Preferred Stock.
          (d) Shares of Series C Preferred Stock duly converted in accordance with this Certificate of Designations, or otherwise reacquired by the Corporation, will resume the status of authorized and unissued shares of the Corporation’s preferred stock, undesignated as to series and available for future issuance. The Corporation may from time-to-time take such appropriate action as may be necessary to reduce the authorized number of shares of Series C Preferred

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Stock; provided, that the Corporation shall not take any such action if such action would reduce the authorized number of shares of Series C Preferred Stock below the number of shares of Series C Preferred Stock then outstanding.
          (e) The Person or Persons entitled to receive the Common Stock and/or cash, securities or other property issuable upon conversion of Series C Preferred Stock shall be treated for all purposes as the record holder(s) of such shares of Common Stock and/or securities as of the close of business on the Mandatory Conversion Date with respect thereto. In the event that a Holder shall not by written notice designate the name in which shares of Common Stock and/or cash, securities or other property (including payments of cash in lieu of fractional shares) to be issued or paid upon conversion of shares of Series C Preferred Stock should be registered or paid or the manner in which such shares should be delivered, the Corporation shall be entitled to register and deliver such shares, and make such payment, in the name of the Holder and in the manner shown on the records of the Corporation.
          (f) On the Mandatory Conversion Date with respect to any share of Series C Preferred Stock, certificates representing shares of Common Stock shall be issued and delivered to the Holder thereof or such Holder’s designee (or, at the Corporation’s option such shares shall be registered in book-entry form) upon presentation and surrender of the certificate evidencing the Series C Preferred Stock to the Corporation and, if required, the furnishing of appropriate endorsements and transfer documents and the payment of all transfer and similar taxes.
          Section 10. Anti-Dilution Adjustments.
          (a) The Conversion Price shall be subject to the following adjustments:
     (i) Stock Dividends and Distributions. If the Corporation pays dividends or other distributions on the Common Stock in shares of Common Stock, then the Conversion Price in effect immediately prior to the Ex-Date for such dividend or distribution will be multiplied by the following fraction:

OS0

OS1
Where,

OS0 =	the number of shares of Common Stock outstanding immediately prior to Ex-Date for such dividend or distribution.

OS1 =	the sum of the number of shares of Common Stock outstanding immediately prior to the Ex-Date for such dividend or distribution plus the total number of shares of Common Stock constituting such dividend or distribution.
For the purposes of this clause (i), the number of shares of Common Stock at the time outstanding shall not include shares acquired by the Corporation. If any dividend or distribution described in this clause (i) is declared but not so paid or made, the Conversion Price shall be readjusted, effective as of the date the Board of Directors publicly announces

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its decision not to make such dividend or distribution, to such Conversion Price that would be in effect if such dividend or distribution had not been declared.
     (ii) Subdivisions, Splits and Combination of the Common Stock. If the Corporation subdivides, splits or combines the shares of Common Stock, then the Conversion Price in effect immediately prior to the effective date of such share subdivision, split or combination will be multiplied by the following fraction:

OS0

OS1
Where,

OS0 =	the number of shares of Common Stock outstanding immediately prior to the effective date of such share subdivision, split or combination.

OS1 =	the number of shares of Common Stock outstanding immediately after the opening of business on the effective date of such share subdivision, split or combination.
For the purposes of this clause (ii), the number of shares of Common Stock at the time outstanding shall not include shares acquired by the Corporation. If any subdivision, split or combination described in this clause (ii) is announced but the outstanding shares of Common Stock are not subdivided, split or combined, the Conversion Price shall be readjusted, effective as of the date the Board of Directors publicly announces its decision not to subdivide, split or combine the outstanding shares of Common Stock, to such Conversion Price that would be in effect if such subdivision, split or combination had not been announced.
(iii) Issuance of Stock Purchase Rights. If the Corporation issues to all holders of the shares of Common Stock rights or warrants (other than rights or warrants issued pursuant to a stockholders’ rights plan, a dividend reinvestment plan or share purchase plan or other similar plans) entitling them, for a period of up to 45 days from the date of issuance of such rights or warrants, to subscribe for or purchase the shares of Common Stock at less than the Current Market Price on the date fixed for the determination of stockholders entitled to receive such rights or warrants, then the Conversion Price in effect immediately prior to the Ex-Date for such distribution will be multiplied by the following fraction:

OS0 + Y

OS0 + X
Where,

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OS0	=	the number of shares of Common Stock outstanding immediately prior to the Ex-Date for such distribution.

X	=	the total number of shares of Common Stock issuable pursuant to such rights or warrants.

Y	=	the number of shares of Common Stock equal to the aggregate price payable to exercise such rights or warrants divided by the Current Market Price on the date fixed for the determination of stockholders entitled to receive such rights or warrants.
For the purposes of this clause (iii), the number of shares of Common Stock at the time outstanding shall not include shares acquired by the Corporation. The Corporation shall not issue any such rights or warrants in respect of shares of the Common Stock acquired by the Corporation. In the event that such rights or warrants described in this clause (iii) are not so issued, the Conversion Price shall be readjusted, effective as of the date the Board of Directors publicly announces its decision not to issue such rights or warrants, to the Conversion Price that would then be in effect if such issuance had not been declared. To the extent that such rights or warrants are not exercised prior to their expiration or shares of Common Stock are otherwise not delivered pursuant to such rights or warrants upon the exercise of such rights or warrants, the Conversion Price shall be readjusted to such Conversion Price (but giving effect to any other adjustments that may have been made with respect to the Conversion Price pursuant to the terms of this Certificate of Designations) that would then be in effect had the adjustment made upon the issuance of such rights or warrants been made on the basis of the delivery of only the number of shares of Common Stock actually delivered. In determining the aggregate offering price payable for such shares of Common Stock, there shall be taken into account any consideration received for such rights or warrants and the value of such consideration (if other than cash, to be determined in a reasonable manner by the Board of Directors).
     (iv) Debt or Asset Distributions. If the Corporation distributes to all holders of shares of Common Stock evidences of indebtedness, shares of capital stock, securities, cash or other assets (excluding any dividend or distribution referred to in clause (i) above, any rights or warrants referred to in clause (iii) above, any dividend or distribution paid exclusively in cash, any consideration payable in connection with a tender or exchange offer made by the Corporation or any of its applicable subsidiaries, and any dividend of shares of capital stock of any class or series, or similar equity interests, of or relating to a subsidiary or other business unit in the case of certain spin-off transactions as described below), then the Conversion Price in effect immediately prior to the Ex-Date for such distribution will be multiplied by the following fraction:

SP0 – FMV

SP0

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Where,

SP0 =	the Current Market Price per share of Common Stock on such date.

FMV =	the fair market value of the portion of the distribution applicable to one share of Common Stock on such date as determined in good faith by the Board of Directors.
In a “spin-off”, where the Corporation makes a distribution to all holders of shares of Common Stock consisting of capital stock of any class or series, or similar equity interests of, or relating to, a subsidiary or other business unit, the Conversion Price will be adjusted on the fifteenth Trading Day after the effective date of the distribution by multiplying such Conversion Price in effect immediately prior to such fifteenth Trading Day by the following fraction:

MP0

MP0 + MPs
Where,

MP0 =	the average of the Closing Prices of the Common Stock over the first ten Trading Days commencing on and including the fifth Trading Day following the effective date of such distribution.

MPs =	the average of the Closing Prices of the capital stock or equity interests representing the portion of the distribution applicable to one share of Common Stock over the first ten Trading Days commencing on and including the fifth Trading Day following the effective date of such distribution, or, if not traded on a national or regional securities exchange or over-the-counter market, the fair market value of the capital stock or equity interests representing the portion of the distribution applicable to one share of Common Stock on such date as determined in good faith by the Board of Directors.
In the event that such distribution described in this clause (iv) is not so paid or made, the Conversion Price shall be readjusted, effective as of the date the Board of Directors publicly announces its decision not to pay or make such dividend or distribution, to the Conversion Price that would then be in effect if such dividend or distribution had not been declared.
     (v) Cash Distributions. If the Corporation makes a distribution consisting exclusively of cash to all holders of the Common Stock, excluding, (a) any cash dividend on the Common Stock to the extent a corresponding cash dividend is paid on the Series C Preferred Stock pursuant to Section 4 (b), (b) any cash that is distributed in a

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Reorganization Event or as part of a “spin-off” referred to in clause (iv) above, (c) any dividend or distribution in connection with the Corporation’s liquidation, dissolution or winding up, and (d) any consideration payable in connection with a tender or exchange offer made by the Corporation or any of its subsidiaries, then in each event, the Conversion Price in effect immediately prior to the Ex-Date for such distribution will be multiplied by the following fraction:

SP0 – DIV

SP0
Where,

SP0 =	the Closing Price per share of Common Stock on the Trading Day immediately preceding the Ex-Date.

DIV =	the amount per share of Common Stock of the cash distribution, as determined pursuant to the introduction to this clause (v).
In the event that any distribution described in this clause (v) is not so made, the Conversion Price shall be readjusted, effective as of the date the Board of Directors publicly announces its decision not to pay such distribution, to the Conversion Price which would then be in effect if such distribution had not been declared.
     (vi) Self Tender Offers and Exchange Offers. If the Corporation or any of its subsidiaries successfully completes a tender or exchange offer for the Common Stock where the cash and the value of any other consideration included in the payment per share of the Common Stock exceeds the Closing Price per share of the Common Stock on the Trading Day immediately succeeding the expiration of the tender or exchange offer, then the Conversion Price in effect at the close of business on such immediately succeeding Trading Day will be multiplied by the following fraction:

OS0 × SP0

AC + (SP0 × OS1)
Where,

SP0 =	the Closing Price per share of Common Stock on the Trading Day immediately succeeding the expiration of the tender or exchange offer.

OS0 =	the number of shares of Common Stock outstanding immediately prior to the expiration of the tender or exchange offer, including any shares validly tendered and not withdrawn.

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OS1	=	the number of shares of Common Stock outstanding immediately after the expiration of the tender or exchange offer, giving effect to consummation of the acquisition of all shares validly tendered or exchanged (and not withdrawn) in connection with such tender or exchange.

AC	=	the aggregate cash and fair market value of the other consideration payable in the tender or exchange offer, as determined in good faith by the Board of Directors.
In the event that the Corporation, or one of its subsidiaries, is obligated to purchase shares of Common Stock pursuant to any such tender offer or exchange offer, but the Corporation, or such subsidiary, is permanently prevented by applicable law from effecting any such purchases, or all such purchases are rescinded, then the Conversion Price shall be readjusted to be such Conversion Price that would then be in effect if such tender offer or exchange offer had not been made.
     (vi) Rights Plans. To the extent that the Corporation has a rights plan in effect with respect to the Common Stock on the Mandatory Conversion Date, upon conversion of any shares of the Series C Preferred Stock, Holders will receive, in addition to the shares of Common Stock, the rights under the rights plan, unless, prior to the Mandatory Conversion Date, the rights have separated from the shares of Common Stock, in which case the Conversion Price will be adjusted at the time of separation as if the Corporation had made a distribution to all holders of the Common Stock as described in clause (iv) above, subject to readjustment in the event of the expiration, termination or redemption of such rights.
          (b) Subject to the limitations set forth in the provisos to the first paragraph of Section 10(a), the Corporation may make such decreases in the Conversion Price, in addition to any other decreases required by this Section 10, if the Board of Directors deems it advisable to avoid or diminish any income tax to holders of the Common Stock resulting from any dividend or distribution of shares of Common Stock (or issuance of rights or warrants to acquire shares of Common Stock) or from any event treated as such for income tax purposes or for any other reason.
          (c) (i) All adjustments to the Conversion Price shall be calculated to the nearest 1/10 of a cent. No adjustment in the Conversion Price shall be required if such adjustment would be less than $0.01; provided, that any adjustments which by reason of this subparagraph are not required to be made shall be carried forward and taken into account in any subsequent adjustment; provided further that on the Mandatory Conversion Date adjustments to the Conversion Price will be made with respect to any such adjustment carried forward and which has not been taken into account before such date.
     (ii) No adjustment to the Conversion Price shall be made if Holders may participate in the transaction that would otherwise give rise to an adjustment, as a result of holding the Series C Preferred Stock (including without limitation pursuant to Section 4 hereof), without having to convert the Series C Preferred Stock, as if they held the full number of shares of Common Stock into which a share of the Series C Preferred Stock may then be converted.
     (iii) The Applicable Conversion Price shall not be adjusted:

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     (A) upon the issuance of any shares of Common Stock pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on the Corporation’s securities and the investment of additional optional amounts in shares of Common Stock under any such plan;
     (B) upon the issuance of any shares of Common Stock or rights or warrants to purchase those shares pursuant to any present or future employee, director or consultant benefit plan or program of or assumed by the Corporation or any of its subsidiaries;
     (C) upon the issuance of any shares of Common Stock pursuant to any option, warrant, right or exercisable, exchangeable or convertible security outstanding as of the date shares of the Series C Preferred Stock were first issued and not substantially amended thereafter;
     (D) for a change in the par value or no par value of Common Stock; or
     (E) for accrued but unpaid dividends on the Series C Preferred Stock.
          (d) Whenever the Conversion Price is to be adjusted in accordance with Section 10(a) or Section 10(b), the Corporation shall: (i) compute the Conversion Price in accordance with Section 10(a) or Section 10(b), taking into account the $0.01 threshold set forth in Section 10(c) hereof; (ii) as soon as practicable following the occurrence of an event that requires an adjustment to the Conversion Price pursuant to Section 10(a) or Section 10(b), taking into account the $0.01 threshold set forth in Section 10(c) hereof (or if the Corporation is not aware of such occurrence, as soon as practicable after becoming so aware), provide, or cause to be provided, a written notice to the Holders of the occurrence of such event; and (iii) as soon as practicable following the determination of the revised Conversion Price in accordance with Section 10(a) or Section 10(b) hereof, provide, or cause to be provided, a written notice to the Holders setting forth in reasonable detail the method by which the adjustment to the Conversion Price was determined and setting forth the revised Conversion Price.
          Section 11. Reorganization Events. (a) In the event that for so long as any shares of Series C Preferred Stock remains outstanding there occurs:
     (i) any consolidation, merger or other similar business combination of the Corporation with or into another Person, in each case pursuant to which the Common Stock will be converted into cash, securities or other property of the Corporation or another Person;
     (ii) any sale, transfer, lease or conveyance to another Person of all or substantially all of the property and assets of the Corporation, in each case pursuant to which the Common Stock will be converted into cash, securities or other property of the Corporation or another Person;
     (iii) any reclassification of the Common Stock into securities including securities other than the Common Stock; or
     (iv) any statutory exchange of the outstanding shares of Common Stock for securities of another Person (other than in connection with a merger or acquisition);
(any such event specified in this Section 11(a), a “Reorganization Event”); then each share of such Holder’s Series C Preferred Stock outstanding immediately prior to such Reorganization Event shall remain outstanding but shall automatically convert, effective as of the close of

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business on the Mandatory Conversion Date with respect to the shares of Series C Preferred Stock of such Holder, into the type and amount of securities, cash and other property receivable in such Reorganization Event by the holder (excluding the counterparty to the Reorganization Event or an Affiliate of such counterparty) of the number of shares of Common Stock obtained by dividing (x) the Liquidation Preference, plus all accrued but unpaid dividends, whether or not declared, up to, but excluding such date, by (y) the Applicable Conversion Price as of such date (such securities, cash and other property, the “Exchange Property”). In the event that a Reorganization Event referenced in Section 11(a) involves common stock as all or part of the consideration being offered in a fixed exchange ratio transaction, the fair market value per share of such common stock shall be determined by reference to the average of the closing prices of such common stock for the ten Trading Day period ending immediately prior to the consummation of such Reorganization Event.
          (b) In the event that holders of the shares of Common Stock have the opportunity to elect the form of consideration to be received in such transaction, the consideration that the Holders are entitled to receive shall be deemed to be the types and amounts of consideration received by the majority of the holders of the shares of Common Stock that affirmatively make an election.
          (c) The above provisions of this Section 11 shall similarly apply to successive Reorganization Events and the provisions of Section 10 shall apply to any shares of capital stock of the Corporation (or any successor) received by the holders of the Common Stock in any such Reorganization Event.
          (d) The Corporation (or any successor) shall, within seven days of the consummation of any Reorganization Event, provide written notice to the Holders of such consummation of such event and of the kind and amount of the cash, securities or other property that constitutes the Exchange Property. Failure to deliver such notice shall not affect the operation of this Section 11.
          (e) The Corporation shall not enter into any agreement for a transaction constituting a Reorganization Event unless such agreement provides for or does not interfere with or prevent (as applicable) conversion of the Series C Preferred Stock into the Exchange Property in a manner that is consistent with and gives effect to this Section 11.
          Section 12. Voting Rights. (a) Holders will not have any voting rights, including the right to elect any directors, except (i) voting rights, if any, required by law, and (ii) voting rights, if any, described in this Section 12.
          (b) So long as any shares of Series C Preferred Stock are outstanding, the vote or consent of the Holders of a majority of the shares of Series C Preferred Stock at the time outstanding, voting as a single class, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, will be necessary for effecting or validating any of the following actions, whether or not such approval is required by Puerto Rico law:
     (i) any amendment, alteration or repeal (including by means of a merger, consolidation or otherwise) of any provision of the Certificate of Incorporation (including this Certificate

18

of Designations) or the Corporation’s bylaws that would significantly and adversely affect the rights or preference of the Series C Preferred Stock;
     (ii) any amendment or alteration (including by means of a merger, consolidation or otherwise) of the Corporation’s Certificate of Incorporation to authorize, or create, or increase the authorized amount of, any shares of, or any securities convertible into shares of, any class or series of the Corporation’s capital stock ranking senior to the Series C Preferred Stock in the payment of dividends or in the distribution of assets on any liquidation, dissolution or winding up of the Corporation; or
     (iii) the consummation of a binding share exchange or reclassification involving the Series C Preferred Stock or a merger or consolidation of the Corporation with another entity, except that the Holders will have no right to vote under this provision or under Puerto Rico law if in each case (x) the Series C Preferred Stock remains outstanding or, in the case of any such merger or consolidation with respect to which the Corporation is not the surviving or resulting entity, is converted into or exchanged for preference securities of the surviving or resulting entity or its ultimate parent, that is an entity organized and existing under the laws of the United States of America, any state thereof, the District of Columbia or the Commonwealth of Puerto Rico, and (y) such Series C Preferred Stock remaining outstanding or such preference securities, as the case may be, have such rights, preferences, privileges and voting powers, taken as a whole, as are not materially less favorable to the Holders thereof than the rights, preferences, privileges and voting powers of the Series C Preferred Stock, taken as a whole.
provided, however, that any increase in the amount of the authorized preferred stock of the Corporation or any securities convertible into the preferred stock of the Corporation or the creation and issuance, or an increase in the authorized or issued amount, of any series of preferred stock of the Corporation or any securities convertible into preferred stock of the Corporation ranking equally with and/or junior to the Series C Preferred Stock with respect to the payment of dividends (whether such dividends are cumulative or non-cumulative) and/or the distribution of assets upon the Corporation’s liquidation, dissolution or winding up will not, in and of itself, be deemed to significantly and adversely affect the rights or preference of the Series C Preferred Stock and, notwithstanding any provision of Puerto Rico law, Holders will have no right to vote solely by reason of such an increase, creation or issuance. For the avoidance of doubt, stockholder approval to amend the Corporation’s Certificate of Incorporation to increase the authorized preferred stock of the Corporation in the amount currently contemplated in the Corporation’s definitive proxy statement will not be deemed to adversely affect the rights of the Series C Preferred Stock, and Holders will have no right to vote solely by reason of such increase.
          (c) Notwithstanding the foregoing, Holders shall not have any voting rights if, at or prior to the effective time of the act with respect to which such vote would otherwise be required, all outstanding shares of Series C Preferred Stock shall have been converted into shares of Common Stock.
          Section 13. Fractional Shares.
          (a) No fractional shares of Common Stock will be issued as a result of any conversion of shares of Series C Preferred Stock.

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          (b) In lieu of any fractional share of Common Stock otherwise issuable in respect of any mandatory conversion pursuant to Section 8 hereof, the Corporation shall pay an amount in cash (computed to the nearest cent) equal to the same fraction of the Closing Price of the Common Stock determined as of the second Trading Day immediately preceding the Mandatory Conversion Date.
          (c) If more than one share of the Series C Preferred Stock is surrendered for conversion at one time by or for the same Holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of the Series C Preferred Stock so surrendered.
          Section 14. Reservation of Common Stock.
          (a) Following the receipt of the Stockholder Approvals, the Corporation shall at all times reserve and keep available out of its authorized and unissued Common Stock or shares acquired by the Corporation, solely for issuance upon the conversion of shares of Series C Preferred Stock as provided in this Certificate of Designations free from any preemptive or other similar rights, such number of shares of Common Stock as shall from time to time be issuable upon the conversion of all the shares of Series C Preferred Stock then outstanding. For purposes of this Section 14(a), the number of shares of Common Stock that shall be deliverable upon the conversion of all outstanding shares of Series C Preferred Stock shall be computed as if at the time of computation all such outstanding shares were held by a single Holder.
          (b) Notwithstanding the foregoing, the Corporation shall be entitled to deliver upon conversion of shares of Series C Preferred Stock, as herein provided, shares of Common Stock acquired by the Corporation (in lieu of the issuance of authorized and unissued shares of Common Stock), so long as any such acquired shares are free and clear of all liens, charges, security interests or encumbrances.
          (c) All shares of Common Stock delivered upon conversion of the Series C Preferred Stock shall be duly authorized, validly issued, fully paid and non-assessable, free and clear of all liens, claims, security interests and other encumbrances.
          (d) Prior to the delivery of any securities that the Corporation shall be obligated to deliver upon conversion of the Series C Preferred Stock, the Corporation shall use its reasonable best efforts to comply with all federal and state laws and regulations thereunder requiring the registration of such securities with, or any approval of or consent to the delivery thereof by, any governmental authority.
          (e) The Corporation hereby covenants and agrees that, if at any time the Common Stock shall be listed on the New York Stock Exchange or any other national securities exchange or automated quotation system, the Corporation will, if permitted by the rules of such exchange or automated quotation system, list and keep listed, so long as the Common Stock shall be so listed on such exchange or automated quotation system, all the Common Stock issuable upon conversion of the Series C Preferred Stock.
          Section 15. Replacement Certificates.
          (a) The Corporation shall replace any mutilated certificate at the Holder’s expense upon surrender of that certificate to the Corporation. The Corporation shall replace certificates

20

that become destroyed, stolen or lost at the Holder’s expense upon delivery to the Corporation of satisfactory evidence that the certificate has been destroyed, stolen or lost, together with any indemnity that may be required by the Corporation.
          (b) The Corporation shall not be required to issue any certificates representing the Series C Preferred Stock on or after the Mandatory Conversion Date. In place of the delivery of a replacement certificate following the Mandatory Conversion Date, the Corporation, upon delivery of the evidence and indemnity described in clause (a) above, shall deliver the shares of Common Stock pursuant to the terms of the Series C Preferred Stock formerly evidenced by the certificate.
          Section 16. Miscellaneous.
          (a) All notices referred to herein shall be in writing, and, unless otherwise specified herein, all notices hereunder shall be deemed to have been given upon the earlier of receipt thereof or three Business Days after the mailing thereof if sent by registered or certified mail (unless first-class mail shall be specifically permitted for such notice under the terms of this Certificate of Designations) with postage prepaid, addressed: (i) if to the Corporation, to its office at 997 San Roberto Street, San Juan, Puerto Rico, 00926, Attention: General Counsel, or (ii) if to any Holder, to such Holder at the address of such Holder as listed in the stock record books of the Corporation, or (iii) to such other address as the Corporation or any such Holder, as the case may be, shall have designated by notice similarly given.
          (b) The Corporation shall pay any and all stock transfer and documentary stamp taxes that may be payable in respect of any issuance or delivery of shares of Series C Preferred Stock or shares of Common Stock or other securities issued on account of Series C Preferred Stock pursuant hereto or certificates representing such shares or securities. The Corporation shall not, however, be required to pay any such tax that may be payable in respect of any transfer involved in the issuance or delivery of shares of Series C Preferred Stock or Common Stock or other securities in a name other than that in which the shares of Series C Preferred Stock with respect to which such shares or other securities are issued or delivered were registered, or in respect of any payment to any Person other than a payment to the registered holder thereof, and shall not be required to make any such issuance, delivery or payment unless and until the Person otherwise entitled to such issuance, delivery or payment has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid or is not payable.
          (c) All payments on the shares of Series C Preferred Stock shall be subject to withholding and backup withholding of tax to the extent required by applicable law, subject to applicable exemptions, and amounts withheld, if any, shall be treated as received by the holders thereof.
          (d) No share of Series C Preferred Stock shall have any rights of preemption whatsoever under this Certificate of Designations as to any securities of the Corporation, or any warrants, rights or options issued or granted with respect thereto, regardless of how such securities, or such warrants, rights or options, may be designated issued or granted.
          (e) The shares of Series C Preferred Stock shall not have any voting powers, preferences or relative, participating, optional or other special rights, or qualifications,

21

limitations or restrictions thereof, other than as set forth herein or in the Certificate of Incorporation or as provided by applicable law.
          (f) The Corporation covenants (1) not to treat the Series C Preferred Stock as preferred stock for purposes of Section 305 of the Internal Revenue Code of 1986, as amended, except as otherwise required by applicable law.
          RESOLVED, that all actions taken by the officers and directors of the Corporation or any of them in connection with the foregoing resolutions through the date hereof be, and they hereby are, ratified and approved.
          IN WITNESS WHEREOF, Oriental Financial Group Inc. has caused this Certificate of Designations to be signed by Carlos O. Souffront its Secretary of the Board of Directors this 29th day of April, 2010.

ORIENTAL FINANCIAL GROUP INC.
By:	/s/ Carlos O. Souffront
	Name:	Carlos O. Souffront
	Title:	Secretary of the Board of Directors

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ORIENTAL FINANCIAL GROUP INC. C/O AMERICAN STOCK TRANSFER & TRUST CO. 6201 15TH AVENUE BROOKLYN, NY 11219	VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends that you vote FOR the
following proposals:	For	Against	Abstain

1. To approve, for purposes of the rules of the New York Stock Exchange, the issuance of the shares of the Company’s Common Stock issuable upon conversion of the Company’s Mandatorily Convertible Non-Cumulative Non-Voting Perpetual Preferred Stock, Series C that equals or exceeds 20% of the voting power or the number of shares of the Company’s Common Stock outstanding before the issuance of the Mandatorily Convertible Non-Cumulative Non-Voting Perpetual Preferred Stock, Series C.	☐	☐	☐

2. To approve the adjournment or postponement of the Special Meeting to a later date or dates, if necessary, to solicit additional proxies if there are insufficient proxies given prior to the time of the Special Meeting to constitute a quorum for purpose of the Special Meeting or to solicit additional proxies in favor of the approval of Proposal No. 1.	☐	☐	☐

NOTE: The undersigned hereby acknowledges receipt of the accompanying proxy statement for the Special Meeting prior to signing this proxy.

PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY USING THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) hereon. When signing in a representative capacity, please give your title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

ORIENTAL FINANCIAL GROUP INC.	REVOCABLE PROXY
This proxy is solicited on behalf of the Board of Directors of Oriental Financial Group Inc. (the “Company”) for use only at the special meeting of shareholders to be held on June 30, 2010 (the “Special Meeting”), and at any adjournment or postponement of that Special Meeting. This proxy may be revoked by the undersigned at any time before it is exercised.
The undersigned, being a shareholder of the Company, hereby authorizes the Board of Directors of the Company or any successors in their respective positions, as proxies with full powers of substitution, to represent the undersigned at the Special Meeting to be held at the Oriental Center, Professional Offices Park, 997 San Roberto Street, 8th Floor, San Juan, Puerto Rico, on Wednesday, June 30, 2010, at 9:00 a.m. (EST), and at any adjournment or postponement of that Special Meeting, and thereat to act with respect to all votes that the undersigned would be entitled to cast, if then personally present, as indicated on the reverse side.
In their discretion, the proxies are authorized to transact such other business as may properly come before the Special Meeting and any adjournments thereof. Management at present knows of no other business to be brought before the Special Meeting other than those matters described in the accompanying proxy statement.
Shares of common stock of the Company will be voted as specified in this proxy. If no specification is made above, shares will be voted “FOR” Proposal No. 1 and “FOR” Proposal No. 2.
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting. Our proxy statement and proxy card for the Special Meeting are available at https://materials.proxyvote.com/68618w. If you need directions to be able to attend the Special Meeting and vote in person, please visit our website at www.orientalfg.com or contact Anreder & Company, our investor relations firm, at (212) 532-3232 or (800) 421-1003; email: ofg@anreder.com.